SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.__)

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Web.com Group, Inc.
(Name of Registrant as Specified In Its Charter)

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WEB.COM GROUP, INC.
12808 Gran Bay Parkway West
Jacksonville, Florida 32258

NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 4, 2011

Dear Stockholder:

You are cordially invited to attend the 2011 Annual Meeting of Stockholders of WEB.COM GROUP, INC., a Delaware corporation (the “Company”).  The meeting will be held on May 4, 2011 at 10:30 a.m. local time, at the Company’s offices located at 12808 Gran Bay Parkway West, Jacksonville, Florida 32258 for the following purposes:

1.
To elect two directors to hold office until the 2014 Annual Meeting of Stockholders; to elect one director to hold office until the 2013 Annual Meeting of Stockholders; and to elect one director to hold office until the 2012 Annual Meeting of Stockholders.

2.	To provide an advisory vote on executive compensation for 2011.

3.	To provide an advisory vote on the frequency of the advisory vote on executive compensation.

4.	To approve the Amended and Restated 2008 Equity Incentive Plan.

5.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the annual meeting is March 9, 2011.  Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Important notice regarding the availability of proxy materials for the Annual Meeting of Stockholders to be held on May 4, 2011 at 10:30 a.m. Eastern Standard Time at the Company’s offices located at 12808 Gran Bay Parkway West, Jacksonville, Florida 32258:  The proxy statement and annual report to stockholders are available at  www.proxyvote.com

By Order of the Board of Directors

Matthew P. McClure
Secretary

Jacksonville, Florida
March 25, 2011

You are cordially invited to attend the meeting in person.  Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy, or vote over the telephone or the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting.  A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience.  Even if you have voted by proxy, you may still vote in person if you attend the meeting.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

WEB.COM GROUP, INC.
12808 Gran Bay Parkway West
Jacksonville, Florida 32258

PROXY STATEMENT
FOR THE 2011 ANNUAL MEETING OF STOCKHOLDERS

May 4, 2011

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We sent you this proxy statement and the enclosed proxy card because the Board of Directors (the “Board”) of WEB.COM GROUP, INC. (sometimes referred to as the “Company” or “Web.com”) is soliciting your proxy to vote at the 2011 Annual Meeting of Stockholders.  You are invited to attend this annual meeting to vote on the proposals described in this proxy statement.  However, you do not need to attend the meeting to vote your shares.  Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or on the Internet.

The Company intends to mail this proxy statement and accompanying proxy card on or about March 25, 2011 to all stockholders of record entitled to vote at the annual meeting.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on March 9, 2011 will be entitled to vote at the annual meeting.  On this record date, there were 28,488,915 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on March 9, 2011 your shares were registered directly in your name with the Company’s transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record.  As a stockholder of record, you may vote in person at the meeting or vote by proxy.  Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on March 9, 2011 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization.  The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting.  As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account.  You are also invited to attend the annual meeting.  However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

Notice and Access

You will find information regarding the matters to be voted on in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.  We are sending many of our stockholders a notice regarding the availability of this proxy statement, our Annual Report on Form 10-K for year ended December 31, 2010 and other proxy materials via the Internet.  This notice instructs you how to access and review the proxy materials and how to submit your vote over the Internet, and you should follow the instructions set forth in the notice.

How do I attend the annual meeting?

The meeting will be held on Wednesday, May 4, 2011, at 10:30 a.m. local time at the Company’s offices located at 12808 Gran Bay Parkway West, Jacksonville, Florida 32258.  If you plan to attend the Annual Meeting and need directions or special assistance, please contact our Investor Relations Department at (904) 680-6600.  Information on how to vote in person at the annual meeting is discussed below.

What am I voting on?

There are four matters scheduled for a vote:

•
To elect two directors to hold office until the 2014 Annual Meeting of Stockholders; to elect one director to hold office until the 2013 Annual Meeting of Stockholders; and to elect one director to hold office until the 2012 Annual Meeting of Stockholders.

•	To provide an advisory vote on the 2011 compensation for executive officers, as disclosed in this proxy statement.

•	To provide an advisory vote on the frequency of approval of executive compensation by the stockholders.

•	To approve the Amended and Restated 2008 Equity Incentive Plan.

How do I vote?

You may either vote “For” each nominee to the Board or you may “Withhold” your vote for each nominee; you may vote “For”, “Against,”, or “Abstain” on the 2011 compensation for named executive officers; you may vote “1”, “2”, “3” or “Abstain” on the frequency of votes for the ratification of the advisory vote on the frequency of approval by stockholders of executive compensation; you may vote “For”, “Against” or “Abstain” from voting with respect to approval of the Amended and Restated 2008 Equity Incentive Plan.

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the annual meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone, or vote by proxy on the Internet.  Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.  You may still attend the meeting and vote in person if you have already voted by proxy.

•	To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

•
To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

•
To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions.  You will be asked to provide your holder account number and proxy access number from the enclosed proxy card.  Your vote must be received by 11:59 p.m. Eastern time on May 3, 2011 to be counted.

•
To vote on the Internet, go to www.proxyvote.com to complete an electronic proxy card.  You will be asked to provide your holder account number and proxy access number from the enclosed proxy card. Your vote must be received by 11:59 p.m. Eastern time on May 3, 2011 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Web.com.  Simply complete and mail the proxy card to ensure that your vote is counted.  Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank.  To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent.  Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions.  However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

You have one vote for each share of common stock you own as of the close of business on March 9, 2011.

What if I return a proxy card but do not make specific choices?

If you return a signed proxy card without marking any voting selections, your shares will be voted “For” the election of nominees for director; “For” the approval of the 2011 executive compensation; “For” the frequency of approval by stockholders of executive compensation; and “For” the approval of the Amended and Restated 2008 Equity Incentive Plan.  If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his judgment.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies.  In addition to these mailed proxy materials, the Company’s directors and employees may also solicit proxies in person, by telephone, or by other means of communication.  Directors and employees will not be paid any additional compensation for soliciting proxies.  The Company may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts.  Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes.  You can revoke your proxy at any time before the final vote at the meeting.  If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date.

•	You may send a written notice that you are revoking your proxy to Web.com’s Secretary at 12808 Gran Bay Parkway West, Jacksonville, Florida 32258.

•	You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by November 24, 2011 to the Secretary of Web.com at 12808 Gran Bay Parkway West, Jacksonville, Florida 32258.

A stockholder nomination for director or a proposal that will not be included in next year’s proxy materials, but that a stockholder intends to present in person at next year’s annual meeting, must comply with the notice, information and consent provisions contained in the Company’s Bylaws.  In part, the Bylaws provide that to timely submit a proposal or nominate a director you must do so by submitting the proposal or nomination in writing, to the Company’s Secretary at the Company’s principal executive offices no later than the close of business on February 4, 2012 (90 days prior to the first anniversary of the 2011 Annual Meeting Date) nor earlier than the close of business on January 5, 2012 (120 days prior to the first anniversary of the 2011 Annual Meeting Date).  In the event that the Company sets an annual meeting date for 2012 that is not within 30 days before or after the anniversary of the 2011 Annual Meeting date, notice by the stockholder must be received no earlier than the close of business on the 120th day prior to the 2012 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2012 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2012 Annual Meeting is first made.  The Company’s Bylaws contain additional requirements to properly submit a proposal or nominate a director.  If you plan to submit a proposal or nominate a director, please review the Company’s Bylaws carefully.  You may obtain a copy of the Company’s Bylaws by mailing a request in writing to the Secretary of Web.com at 12808 Gran Bay Parkway West, Jacksonville, Florida 32258.

How are votes counted?

Votes will be counted by the inspector of elections appointed for the meeting, who will separately count “For” and “Withhold” and, with respect to proposals other than the election of directors, “Against” votes, abstentions and broker non-votes.  Abstentions will be counted towards the vote total for each proposal and will have the same effect as “Against” votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.  If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items.  Discretionary items are proposals considered routine under the rules of the New York Stock Exchange (“NYSE”) on which your broker may vote shares held in street name in the absence of your voting instructions.  On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.  Generally, “non-discretionary” matters include director elections and other matters like those involving a contest or a matter that may substantially affect the rights or privileges of shareholders, such as mergers or shareholder proposals.

How many votes are needed to approve each proposal?

•
For the election of directors, the four nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected.  Only votes “For” or “Withheld” affect the outcome of this proposal.

•
For the  advisory vote regarding the 2011 compensation for named executives officers, the proposal needs to receive “For” votes from the holders of a majority of the shares (among votes properly cast in person or by proxy) to be considered approved.  If you “Abstain” from voting, the abstention will have the same effect as an “Against” vote.  Broker non-votes will have no effect.  Although this vote is advisory and is not binding on the Company, the Compensation Committee of the Board will take into account the outcome of the vote when considering future executive compensation decisions.

•
For the advisory vote regarding the frequency of approval by stockholders of the executive compensation for named executive officers, the frequency that receives the majority of votes (among votes properly cast in person or by proxy) will be considered the frequency preferred by stockholders.  If you abstain from voting, it will have the same effect as an “Against” vote.  Broker non-votes will have no effect.  The Company is recommending the frequency of one-year for this proposal.

•
For the approval of the 2008 Equity Incentive Plan amendment, the proposal must receive a “For” vote from the majority of shares present and entitled to vote either in person or by proxy.  If you “Abstain” from voting, it will have the same effect as an “Against” vote.  Broker non-votes will have no effect.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting.  A quorum will be present if a majority of the shares outstanding on the record date are represented by stockholders present at the meeting or by proxy.  On the record date, there were 28,488,915 shares outstanding and entitled to vote.  Thus at least 14,244,458 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  If there is no quorum, either the chairman of the meeting or a majority of the votes present at the meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting.  Final voting results will be published in a Form 8-K to be filed on or before May 10, 2011.

How can I access the proxy statement and annual report?

You can view the Company’s 2011 Proxy Statement and 2010 Annual Report at http://ir.web.com/annuals.cfm or request a copy by mail, without charge, upon written request to: Secretary, Web.com Group, Inc., 12808 Gran Bay Parkway West, Jacksonville, Florida 32258.

PROPOSAL 1

ELECTION OF DIRECTORS

Web.com’s Board is divided into three classes.  Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term.  Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors.  A director elected by the Board to fill a vacancy in a class shall serve for the remainder of the full term of that class, and until the director’s successor is elected and qualified or until the director’s death, resignation or removal.  This includes vacancies created by an increase in the number of directors.

As of March 25, 2011, the Board had seven members.  There are three directors in the class whose term of office expires in 2011.  Alex Kazerani has elected not to stand for reelection and will resign from the Board and as a member of the Nominating Corporate Governance Committee on May 4, 2011, the date of the Annual Meeting of Stockholders.  Mr. Brown, the Company’s Chief Executive Officer, and Mr. Maudlin, a non-executive director, were both elected to the Board on May 13, 2008.  If elected at the annual meeting, they will serve until the 2014 annual meeting, or until that time and until their successors are elected and have qualified, or until such director’s death, resignation or removal.  Mr. Facchina was elected to the Board on November 24, 2010.  If elected at the annual meeting, he will serve until the 2013 annual meeting, or until that time and until his successor is elected and has qualified, or until his death, resignation or removal.  Ms. Quazzo was elected to the Board on January 6, 2011.  If elected at the annual meeting, she will serve until the 2012 annual meeting, or until that time and until her successor is elected and has qualified, or until her death, resignation or removal.

It is the Company’s policy to encourage directors and nominees for director to attend the annual meeting, and three directors attended the Company’s 2010 annual meeting.

Set forth below are brief biographies of Messrs. Brown, Maudlin and Facchina and Ms. Quazzo, the nominees for election at the annual meeting, and of each additional director whose term will continue after the annual meeting.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2014 ANNUAL MEETING

David L. Brown, age 57, has served as our Chief Executive Officer since August 2000, as Chairman of the Board, since October 2000, and as a member of our Board since August 1999.  Mr. Brown is also President of the Company and has served in that position since October 2009, and previously from August 1999 until March 2000, and from August 2000 until September 2007.  Mr. Brown was a managing partner of Atlantic Partners Group, a private equity firm, from March 2000 until August 2000. Prior to joining us, Mr. Brown founded Atlantic Teleservices, a technology services company in 1997, and served as its Chief Executive Officer from 1997 until its acquisition by the Company in August 1999. Mr. Brown holds a B.A. from Harvard University.

As Chief Executive Officer, Mr. Brown sets the direction and vision of the Company.  He directs the Company’s acquisitions, integration and product development efforts, and the Company’s growth.  It is the opinion of the Board that Mr. Brown’s knowledge of all aspects of the business and its history, combined with his expertise, innovation and excellent business acumen, have served the Company and have helped to deliver shareholder value even though the most turbulent economic climate.

Timothy I. Maudlin, age 60, has served as a member of the Company’s Board since February 2002 and was appointed Lead Director in January 2007.  He also serves as Chairman of the Company’s Audit Committee and a member of the Compensation Committee.  Mr. Maudlin is also a director of MediaMind Technologies, Inc., a Nasdaq listed advertising management solutions company, a position held since August 2008, and he is the Chairperson of its Audit Committee and a member of its Compensation Committee.  Mr. Maudlin served as a managing partner of Medical Innovation Partners, a venture capital firm from 1989 through 2007 and President of its management company since 1985.  He is also a director of Sucampo Pharmaceuticals, Inc., a NASDAQ listed pharmaceutical company since September 2006, and is currently the chairman of its Audit Committee and its Nominating and Corporate Governance Committee, and a member of the Compensation Committee.  Mr. Maudlin also serves on the board of directors of two private companies.  Mr. Maudlin is a certified public accountant and holds a B.A. degree from St. Olaf College and a Masters in Management degree from Kellogg School of Management at Northwestern University.

It is the opinion of management and the Board, that Mr. Maudlin’s financial education and knowledge, and his experience, not only in public companies but also in the private sector, make him uniquely qualified to serve on the Board, and that he is a valuable asset to the Company providing the necessary guidance and advice to management.

NOMINEE FOR ELECTION FOR A TWO-YEAR TERM EXPIRING AT THE 2013 ANNUAL MEETING

Philip J. Facchina, age 49, has served as a member of the Company’s Board since November 24, 2010, and was appointed as a member of the Compensation Committee and the Nominating and Corporate Governance Committee on February 3, 2011.  He is currently a Partner and the Chief Operating Officer of Ramsey Asset Management, Inc., an investment management firm, and has been in that position since April 2008.  From August 1998 to March 2008, he served as Head of Financial Sponsors and Senior Managing Director and Group Head of Technology, Media and Telecom and Healthcare Groups within Friedman, Billings, Ramsey and FBR Capital markets, an investment banking firm. He holds a B.S. degree in Accounting from the University of Maryland, and an MBA degree from the University of Pennsylvania, Wharton School of Business.

It is the opinion of management and the Board that his expertise in the capital markets and as a business  executive, makes him uniquely qualified and an excellent addition to the Board.

NOMINEE FOR ELECTION FOR A ONE-YEAR TERM EXPIRING AT THE 2012 ANNUAL MEETING

Deborah H. Quazzo, age 50, has served as a member of the Board since January 6, 2011, and was appointed a member of the Audit Committee and Nominating and Corporate Governance Committee on February 3, 2011.  She is the co-founder of NeXtAdvisors, a merchant bank providing advisory and investment services to the education and business services sectors, and has been in this position since April 2009.  She was co-founder and President of ThinkEquity Partners, an investment bank from 2001 until 2007, when it was acquired by London-based Panmure Gordon, and she served on the Board of Directors of Panmure Gordon from March 2007 to October 2008.  Prior to 2001, she was Managing Director of the Investment Banking Division of Merrill Lynch & Co., and prior to this, she also held positions with JP Morgan.  She holds a BA degree from Princeton University and a MBA from Harvard Business School.

It is the opinion of management and the Board, that her financial and entrepreneurial experience in creating and growing businesses is a valuable asset to the Board and the Company.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2012 ANNUAL MEETING

Hugh M. Durden, age 68, has served as a member of the Company’s Board since January 2006 and he serves as Chairman of the Compensation Committee since July 2008 and as a member of the Audit Committee.  Mr. Durden is currently Chairman of the Alfred I. DuPont Testamentary Trust.  He is a director and interim Chief Executive Officer  of the St. Joe Company, a NYSE listed real estate development company, and has served as a director since 2000.  Mr. Durden has also served as the Chairman of the Investment Committee for the EARTH University Endowment Trust since 2008.  From January 1994 until December 2000, Mr. Durden was President of Wachovia Corporate Services, and Executive Vice President of Wachovia Corporation, a banking company.  Mr. Durden holds a B.A. degree from Princeton University and an M.B.A. from the Freeman School of Business at Tulane University.

It is the opinion of management and the Board, that with over 30 years of experience in corporate finance and an MBA in finance, Mr. Durden is well qualified to make valuable contributions to the Company’s financial strategy, planning and evaluation.  He also has extensive experience as a senior executive in matters of corporate strategy and governance, which enables him to provide direction and valued advice in the Company’s strategic deliberations.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2013 ANNUAL MEETING

Robert S. McCoy, Jr., age 71, has served as a member of the Company’s Board since March 2006 and he serves as Chairman of the Nominating and Corporate Governance Committee since February 2011 and as a member of the Audit Committee since May 11, 2007.  Since November 2003, Mr. McCoy has been a director of Krispy Kreme Doughnuts, Inc., a NYSE listed food company, and is currently Chairman of its Audit and a member of its Governance Committee.  Mr. McCoy has been a director of MedCath Corporation since October 2003 and is currently the Chairman of its Audit Committee and Chairman of its Governance and Nominating Committee, and a member of its Compensation Committee.  Mr. McCoy retired in September 2003 as Vice Chairman and Chief Financial Officer of Wachovia Corporation, a diversified financial services company, where he had served as a senior executive officer since 1991.  He was also the Chief Financial Officer of South Carolina National Bank from 1984 to 1991.  Mr. McCoy holds a BBA from Western Michigan University with an Accounting Major.  He is also a certified public accountant, and was a partner in the firm of PricewaterhouseCoopers from 1974 through 1984.

It is the opinion of management and the Board, that Mr. McCoy, with over 40 years of experience of extensive financial and accounting experience, provides extensive knowledge in internal controls, financial and strategic vision of the Company.

All of the directors bring to the Company excellent experience and unique expertise which are of benefit to the Company.  We believe that their qualifications, business experience, integrity and visionary leadership has helped navigate the Company through turbulent economic times, and will continue to guide the Company and management in the future with the same dedication as in the past.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

There have been no late Section 16 filings for all Reporting Persons during the 2010 fiscal year.

INDEPENDENCE OF THE BOARD OF DIRECTORS

As required under the NASDAQ Global Market (“NASDAQ”) listing standards, a majority of the members of a listed company’s Board must qualify as “independent,” as affirmatively determined by the Board.  The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of NASDAQ, as in effect from time to time.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent registered public accounting firm, the Board affirmatively has determined that the following directors are independent directors within the meaning of the applicable NASDAQ listing standards: Mr. Durden, Mr. Facchina, Mr. Kazerani, Mr. Maudlin, Mr. McCoy, and Ms. Quazzo.  In making this determination, the Board found that none of the independent directors or nominees for director has a material or other disqualifying relationship with the Company.  Mr. Brown, the Chief Executive Officer and President of the Company, is not an independent director.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

On January 25, 2007, the Board documented the governance practices followed by the Company by adopting Corporate Governance Principles to assure that the Board will have the necessary authority and practices in place to review and evaluate the Company’s business operations as needed and to make decisions that are independent of the Company’s management.  The principles are also intended to align the interests of directors and management with those of the Company’s stockholders.  The Corporate Governance Principles set forth the practices the Board will follow with respect to board composition and selection, board meetings and involvement of senior management, Chief Executive Officer performance, evaluation and succession planning, and board committees and compensation.  The Corporate Governance Principles were adopted by the Board to, among other things, reflect changes to the NASDAQ listing standards and Securities and Exchange Commission rules adopted to implement provisions of the Sarbanes-Oxley Act of 2002.  The Corporate Governance Principles, as well as the charters for each committee of the Board, are periodically reviewed by the Board, and may be viewed at http://ir.web.com/documents.cfm.

As required under applicable NASDAQ listing standards, in the fiscal year ended December 31, 2010, the Company’s independent directors met 4 times in regularly scheduled executive sessions at which only independent directors were present.  Mr. Maudlin, Lead Director and chairman of the Audit Committee, presided over the executive sessions.  Persons interested in communicating with the independent directors with their concerns or issues may address correspondence to a particular director or to the independent directors generally, in care of Web.com at 12808 Gran Bay Parkway West, Jacksonville, Florida 32258.  If no particular director is named, letters will be forwarded, depending on the subject matter, to the Chairman of the Audit, Compensation, or Nominating and Corporate Governance Committees.

Mr. Brown serves as Chairman of the Board, Chief Executive Officer and President.  The Company believes that by having a combined Chief Executive Officer and Chairman of the Board role, it helps to ensure that the Board and management act with a common purpose.  It is the Company’s view, that separating the position of Chief Executive Officer and Chairman of the Board has the potential to give rise to a divided leadership, which could interfere with good decision-making and weaken the Company’s ability to develop and implement strategy.  Instead, the Company believes that combining these two positions, provides a single, clear chain of command to execute the Company’s strategic initiatives and business plans.  In addition, the Company believes that this combination serves to act as a bridge between management and the Board, facilitating the regular flow of information, and knowledge of the Company (as is the case with Mr. Brown), as compared to a relatively less informed independent Chairman of the Board.

The Board appointed Mr. Maudlin as Lead Director to help reinforce the independence of the Board as a whole.    Mr. Maudlin’s responsibilities as Lead Director include: presiding at all executive sessions of the Board and giving the Chairman and CEO feedback on matters discussed; reviewing and providing input with respect to possible agenda items to be presented at the meeting; serving as principal liaison between the Chairman and the other independent directors of the Board; providing feedback to the Chairman and acting as a sounding board with respect to strategies, accountability, relationships and other issues; overseeing that the Board discharges its responsibilities, ensuring that the Board evaluates the performance of management objectively and that the Board understands the boundaries between the Board and management responsibilities.  Mr. Maudlin, in his position as Lead Director, plays a significant role in the Board’s leadership and his leadership is key to maintaining the independence of the Board.

The Board has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks.  The Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each.  The Compensation Committee is responsible for overseeing the management of risks related to the Company’s executive compensation plans and arrangements.  The Audit Committee oversees management of financial risks, as well as having oversight of the enterprise risk management of the Company.  The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board and potential conflicts of interest.  While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks.

The Board has three committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.  The following table provides the current membership and the meeting information for the fiscal year ended December 31, 2010 for each of the Board committees:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Hugh M. Durden	x	x*	x*(1)
Philip M. Facchina(2)		x	x
Alex Kazerani			x
Timothy I. Maudlin	x*	x
Robert S. McCoy, Jr.	x	x(3)	x*(4)
Deborah H. Quazzo(5)	x		x
Total meetings in fiscal year 2010	5	4	1

*	Committee Chairperson.
(1)	Chairman until February 2011.
(2)	Appointed to the Board in November 2010.
(3)	Member through 2010.
(4)	Appointed Chairman in February 2011.
(5)	Appointed to the Board in January 2011.

Below is a description of each committee of the Board.  The Board has determined that each member of each committee meets the applicable rules and regulations regarding “independence” and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to the Company.

AUDIT COMMITTEE

The Audit Committee of the Board oversees the Company’s corporate accounting and financial reporting process.  For this purpose, the Audit Committee performs several functions.  The Audit Committee evaluates the performance of and assesses the qualifications of the independent registered public accounting firm; determines and approves the engagement of the independent registered public accounting firm; determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm; reviews and approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent registered public accounting firm on the Company’s audit engagement team as required by law; confers with management and the independent registered public accounting firm regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and meets to review the Company’s annual audited financial statements and quarterly financial statements with management and the independent auditor, including reviewing the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operation” set forth in the Company’s quarterly reports on Form 10-Q and annual report on Form 10-K. In the fiscal year ended December 31, 2010, the Audit Committee met five times in executive session with the Company’s independent auditor.

The Audit Committee reviews with management and the Company’s auditors, the Company’s guidelines and policies with respect to risk assessment, risk management, financial risk exposure, and the steps that management takes in its risk assessment procedures and controls.  The Audit Committee charter gives specific authority to the Audit Committee for this assessment of risk, and for oversight of the enterprise risk management of the Company.

The Audit Committee charter can be found on the Company’s website at http://ir.web.com/documents.cfm.  The Board annually reviews the NASDAQ listing standards definition of independence for Audit Committee members and has determined that all members of the Company’s Audit Committee are independent (as required by Rule 5605 of the NASDAQ Listing Rules).  The Board has determined that Mr. Maudlin qualifies as an “audit committee financial expert,” as defined in applicable SEC rules.

COMPENSATION COMMITTEE

The Compensation Committee of the Board generally reviews and approves the overall compensation policies, plans and programs for the Company.  The Compensation Committee reviews and approves corporate performance goals and objectives relevant to the compensation of the Company’s independent directors, executive officers and other senior management; determines and approves the compensation and other terms of employment of the Company’s Chief Executive Officer; reviews and approves the compensation and other terms of employment of the other executive officers; administers the Company’s stock option and purchase plans, retirement and profit sharing plans, stock bonus plans, deferred compensation plans and other similar programs; and reviews succession planning for executive positions. However, the Compensation Committee may, at its discretion and in accordance with the philosophy of making information available to the Board, present executive compensation matters to the entire Board for its review and approval.  Commencing this year, the Compensation Committee also began to review with management the Company’s Compensation Discussion and Analysis and to consider whether to recommend that it be included in proxy statements and other filings. The Compensation Committee charter can be found on the Company’s corporate website at http://ir.web.com/documents.cfm.  All members of the Company’s Compensation Committee are independent (as independence is currently defined in Rule 5605 of the NASDAQ Listing Rules).

The Compensation Committee meets regularly in executive session. In addition, various members of management and other employees as well as outside advisors or consultants are invited by the Compensation Committee to make presentations, provide financial or other background information or advice or otherwise participate in Compensation Committee meetings.  At the request of the Compensation Committee, the Chief Executive Officer may participate in or may be present during any deliberations of the Compensation Committee regarding his compensation and/or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company, as well as authority to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties.  In particular, the Compensation Committee has the authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the sole authority to approve the consultant’s reasonable fees and other retention terms.  During 2010 the Compensation Committee met four times in executive session.

In connection with setting executive compensation for the fiscal year ended December 31, 2010, the Compensation Committee engaged PRM Consulting Group (“PRM”), a compensation consulting firm, to evaluate the Company’s existing executive compensation strategy and practices in supporting and reinforcing the Company’s long-term strategic goals and to assist in refining the Company’s compensation strategy.  As part of its engagement, PRM helped the Compensation Committee develop a comparative group of companies and performed analyses of  compensation levels for that group.  The specific duties of PRM in 2010 are described in greater detail in the Compensation Discussion and Analysis section of this Proxy Statement.  No additional services in excess of $120,000 were performed by PRM.

Under its charter, the Compensation Committee may form and delegate authority to subcommittees as appropriate, including, but not limited to, a subcommittee composed of one or more members of the Board to grant stock awards under the Company’s equity incentive plans to persons who are not (a) “Covered Employees” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”); (b) individuals with respect to whom the Company wishes to comply with Section 162(m) of the Code or (c) then subject to Section 16 of the Exchange Act of 1934, as amended (the “Exchange Act”).  The Compensation Committee generally acts on all equity awards to be granted under each of the Company’s Equity Incentive Plans at its regularly scheduled meetings, although from time to time, grants may be made outside of these regularly scheduled meetings to accommodate special business needs.

Historically, the Compensation Committee has made most significant adjustments to annual compensation, determined bonus and equity awards and established new performance objectives at one or more meetings held during the first quarter of the year.  However, the Compensation Committee also considers matters related to individual compensation as necessary throughout the year.  The Compensation Committee solicits and considers evaluations and recommendations submitted to the Compensation Committee by the Chief Executive Officer.  For all executives and directors, as part of its deliberations, the Compensation Committee may review and consider materials such as financial reports and projections, operational data, tax and accounting information, summary descriptions of the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, Company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels, and recommendations of the Chief Executive Officer and the Compensation Committee’s compensation consultant.

The specific determinations with respect to executive compensation for fiscal 2010 are described in greater detail in the Compensation Discussion and Analysis section of this Proxy Statement.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Nominating and Corporate Governance Committee of the Board is responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company,  reviewing and evaluating incumbent directors, recommending to the Board for selection candidates for election to the Board, making recommendations to the Board regarding the membership of the committees of the Board, assessing the performance of the Board and developing a set of corporate governance principles for the Company.  The Nominating and Corporate Governance Committee charter can be found on the Company’s corporate website at http://ir.web.com/documents.cfm . All members of the Nominating and Corporate Governance Committee are independent (as independence is currently defined in Rule 5605 of the NASDAQ Listing Rules).

The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics.  The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company’s stockholders.  However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time.  Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders.  In conducting this assessment, the Nominating and Corporate Governance Committee may consider age, skills, and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability.  During 2010, the Nominating Committee met one time in executive session.

When considering candidates for director, the Nominating Committee takes into account a number of factors, including whether the candidate is independent from management and the Company, whether the candidate has the relevant business experience, the composition of the existing board, and his/her contribution to the Company and its shareholders.  In addition, all candidates must meet the requirements set forth in our Corporate Governance guidelines, such as business experience and qualification as independent.  The candidates should be of the highest integrity, possess mature judgment essential to effective decision making, and be able to devote the required amount of time to the work of the Board, and one or more of its committees. The Nominating Committee does not have a formal policy on diversity.  Candidates for board membership are evaluated using the criteria identified above.

In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence.  In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee must be independent for NASDAQ purposes, which determination is based upon applicable NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary.  The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm.  The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board.  The Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.  To date, the Nominating and Corporate Governance Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates, and has not rejected a timely director nominee from a stockholder or stockholders holding more than 5% of the Company’s voting stock.

At this time, the Nominating and Corporate Governance Committee does not consider director candidates recommended by stockholders.  The Nominating and Corporate Governance Committee believes that it is in the best position to identify, review, evaluate and select qualified candidates for Board membership, based on the comprehensive criteria for Board membership approved by the Board.

COMPENSATION OF DIRECTORS

During 2010, the Company paid quarterly retainer to its directors as follows:

Position	Quarterly Retainer ($)
Non-Employee, Non-Chair Board Member	4,000
Audit Committee Chair	1,000
Compensation Committee Chair	500
Nominating and Corporate Governance Committee Chair	250
Lead Director	2,000

During 2010, the Company paid per meeting fees of $1,500 for Tier I meetings and $750 for Tier II meetings.

At the Board meeting on February 3, 2011, based on the study and recommendation of PRM Consulting, Inc. the independent consultant to the Compensation Committee, the Board, upon the recommendation by the Compensation Committee, agreed to increase the board member retainer, pay retainers to committees’ members in lieu of per meeting fees, (with the exception of board meetings, which will still have a per meeting fee), and increase the Committee Chairs’ retainers.  The new fee schedule is as follows:

Committee and Chair Fees	Quarterly Retainer ($)	Per Meeting Fee ($)
Board member	5,000
Lead director	2,000
Audit Committee member	1,875
Compensation Committee member	1,000
Nominating Committee member	375
Audit Committee Chair(1)	1,250
Compensation Committee Chair(1)	750
Nominating and Corporate Governance Committee Chair(1)	375
Board/per meeting fee – Tier I		2,000
Board/per meeting fee – Tier II		1,000

(1)	Paid in addition to committee member fee.

The determination of Tier I and II meetings is at the discretion of the Chairman of the Board and is primarily based on the items to be reviewed and/or acted at the meeting.  The members of the Board are also eligible for reimbursement for their expenses incurred in attending Board and committee meetings in accordance with Company policy.

The following table provides information for fiscal 2010 compensation for non-employee directors who served during fiscal 2010:

Name	Fees Earned or Paid in Cash	Restricted Stock Awards(1)	Stock Option Awards(2)	Total

Hugh M. Durden	$43,750	$19,593	$32,750	$96,093

Philip J. Facchina	$–	$100,500	$105,300	$205,800

Alex Kazerani	$28,000	$19,593	$20,620	$68,213

Timothy I. Maudlin	$51,250	$23,050	$37,601	$111,901

Robert S. McCoy, Jr.	$39,250	$19,593	$20,620	$79,463

(1)
The amounts shown reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.  Assumptions used in the calculation of these amounts are included in Footnote 12 to the Company’s audited financial statements for the year ended December 31, 2010, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 14, 2011.  Each of Messrs. Durden, Kazerani, and McCoy  received 4,250 shares of restricted stock on May 5, 2010, and Mr. Maudlin received 5,000 shares of restricted stock, and Mr. Facchina received 12,500 shares of restricted stock on November 24, 2010.

(2)
For Mr. Durden, it includes an option to purchase 13,500 shares of common stock granted on May 5, 2010, with a grant date fair value (as calculated in accordance with FASBC ASC Topic 718 for financial reporting purposes) of $32,750; for Mr. Facchina, it includes an option to purchase 25,000 shares of common stock granted on November 24, 2010, with a grant date fair value (as calculated in accordance with FASBC ASC Topic 718 for financial reporting purposes) of $105,300; for Mr. Kazerani, it includes an option to purchase 8,500 shares of common stock granted on May 5, 2010, with a grant date fair value (as calculated in accordance with FASBC ASC Topic 718 for financial reporting purposes) of $20,620; for Mr. Maudlin, it includes an option to purchase 15,500 shares of shares of common stock granted on May 5, 2010, with a grant date fair value (as calculated in accordance with FASBC ASC Topic 718 for financial reporting purposes) of $37,601; and for Mr. McCoy, it includes an option to purchase 8,500 shares of shares of common stock granted on May 5, 2010, with a grant date fair value (as calculated in accordance with FASBC ASC Topic 718 for financial reporting purposes) of $20,620.

Only non-employee directors of the Company are eligible to receive options under the 2005 Non-Employee Directors’ Stock Option (the “2005 Directors Plan”).  Options granted under the 2005 Directors Plan are intended by the Company not to qualify as incentive stock options under the Internal Revenue Code.

During 2010, the Company granted under the 2005 Directors Plan 4,250 shares of restricted stock to each non-employee director.  In addition stock options were granted as follows:  13,500 stock options to Mr. Durden, Chairman of the Compensation Committee and Chairman of the Nominating and Corporate Governance Committee; 8,500 stock options to  Mr. Kazerani; 13,500 stock options to  Mr. Maudlin, Chairman of the Audit Committee; and 10,500 stock options to  Mr. McCoy, in each case, immediately following the 2010 Annual Meeting of Stockholders, at an exercise price of $4.61 per share, the fair market value of such shares on the date of grant.  Mr. Maudlin was also granted for his services as Lead Director, an additional grant of 750 shares of restricted stock and options to purchase 2,000 shares of common stock under the 2008 Equity Incentive Plan of the Company, immediately following the 2010 Annual Meeting of Stockholders, at an exercise price of $4.61 per share.  The shares subject to such options vest in a series of 12 successive monthly installments measured from the date of grant, and the shares of restricted stock vest on the first anniversary of the date of grant.

As of December 31, 2010, the non-employees directors, had the following equity awards outstanding:

	Outstanding Restricted Stock Awards	Outstanding Restricted Stock Units Awards(1)	Outstanding Stock Options Awards	Total

Hugh M. Durden	4,250	20,000	95,000	119,250

Alex Kazerani	4,250	20,000	64,250	88,500

Philip J. Facchina	12,500	-	25,000	37,500

Timothy I. Maudlin	5,000	20,000	114,000	139,000

Robert S. McCoy, Jr.	4,250	20,000	74,000	98,250

(1)
Each of the directors were granted 30,000 restricted stock units in 2009, vesting in equal annual installments over a three-year period from the grant date of February 5, 2009, of which 10,000 restricted stock units were vested as of December 31, 2010.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

From January 1, 2010 through December 31, 2010, the Compensation Committee consisted of Messrs. Durden (Chair), Maudlin and McCoy.  No member of the Compensation Committee is an officer or employee of the Company, and none of the Company’s executive officers serve as a member of a compensation committee of any entity that has one or more executive officers serving as a member of the Company’s Compensation Committee.  Each of the Company’s directors holds Web.com’s securities as set forth under the heading “Security Ownership of Certain Beneficial Owners and Management.”

MEETINGS OF THE BOARD OF DIRECTORS

The Board met eleven times during the last fiscal year.  Each incumbent Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Company’s Board has adopted a formal process by which stockholders may communicate with the Board or any of its directors.  Stockholders who wish to communicate with the Board may do so by sending written communications addressed to the Secretary of Web.com at 12808 Gran Bay Parkway West, Jacksonville, Florida 32258.  All communications will be compiled by the Secretary of the Company and submitted to the Board or the individual directors on a periodic basis.  These communications will be reviewed by one or more employees of the Company designated by the Board, who will determine whether they should be presented to the Board.  The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations and communications not requiring Board consideration).  The screening procedures have been approved by a majority of the independent directors of the Board.  All communications directed to the Audit Committee in accordance with the Company’s Whistleblower Policy that relates to questionable accounting or auditing matters involving the Company will be promptly and directly forwarded to the Audit Committee.

CODE OF ETHICS

The Company has adopted the Web.com Group, Inc. Code of Conduct that applies to all officers, directors and employees. The Code of Conduct is available on the Company’s website at http://ir.web.com/documents.cfm.  If the Company makes any substantive amendments to the Code of Conduct or grants any waiver from a provision of the Code of Conduct to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following report of the Audit Committee shall not constitute “soliciting material,” shall not be deemed “filed” with the SEC and is not to be incorporated by reference into any of the Company’s other filings under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates this report by reference therein.

The Audit Committee oversees the quality and integrity of our financial reporting processes and our systems of internal accounting controls.  Management is responsible for preparing the financial statements and for establishing and maintaining adequate internal control over financial reporting.  The external auditors are responsible for performing an independent audit of those financial statements and an independent audit of the effectiveness of our internal controls over financial reporting.

Communications with Management and Independent Registered Public Accounting Firm

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management.  In addition, the Audit Committee has discussed with Ernst & Young LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Statement of Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in rule 3200T.  The Audit Committee has also received written disclosures and the letter from Ernst & Young LLP required by the Public Company Accounting Oversight Board Rule No. 1, which relates to Ernst & Young LLP’s independence from the Company and its related entities, and has discussed their independence from the Company, including whether Ernst & Young LLP’s provision of non-audit services was compatible with that independence.

Committee Member Independence and Financial Expert

From January 1, 2010 until December 31, 2010, the Audit Committee was comprised of Messrs. Maudlin (Chair), Durden, and McCoy, all of whom satisfied the independence criteria of the NASDAQ listing standards for serving on an audit committee.  SEC regulations require the Company to disclose whether its Board has determined that a director qualifying as a “financial expert” serves on the Company’s Audit Committee. The Board made a qualitative assessment of Mr. Maudlin’s level of knowledge and experience based on a number of factors, including, but not limited to, his formal education and previous experience as an audit manager with Arthur Andersen and as a chief financial officer, his understanding of internal controls and procedures for financial reporting, and an understanding of audit committee functions and responsibilities, and the Board  has determined that Mr. Maudlin qualifies as a “financial expert” within the meaning of such regulations.

Recommendation Regarding Financial Statements

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements for the fiscal year ended December 31, 2010, be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

AUDIT COMMITTEE
Timothy I. Maudlin, Chair
Hugh M. Durden
Robert S. McCoy, Jr.
Deborah H. Quazzo

INDEPENDENT AUDITORS

Ernst & Young LLP (“Ernst & Young”) audited the accounts of the Company and its consolidated entities and performed other services for the year ended December 31, 2010. The Board has not selected the Company’s independent auditors for the year ending December 31, 2011, but intends to do so after the date of this Proxy Statement, after evaluating proposal from Ernst & Young and other independent auditors.  An Ernst & Young representative will be present at the Annual Meeting, and will have the opportunity to make a statement and will be available to respond to shareholder questions.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table represents aggregate fees billed to the Company for fiscal years ended December 31, 2009 and December 31, 2010, by Ernst & Young, the Company’s principal accountant (all fees described below were approved by the Audit Committee):

	Fiscal Year Ended
	December 31,
	2010	2009
	(in thousands $)

Audit Fees	680	773

Audit-Related Fees	176	—

Tax Fees (1)	107	87

All Other Fees(2)	2	2

(1)  It includes fees for tax compliance services.
(2)  Subscription to EY Online, a research tool of Ernst & Young

PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee pre-approves all audit and non-audit services rendered by the Company’s independent registered accounting firm, Ernst & Young.  While the Audit Committee Charter permits the Audit Committee to delegate pre-approval authority to one or more individuals, as well as to the pre-approval of defined categories of services, the Audit Committee has not yet done so.  To date, all pre-approval has been given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual explicit case-by-case basis before the independent auditor is engaged to provide each service.

The Audit Committee has determined that the rendering of the services other than audit services by Ernst & Young is compatible with maintaining the principal accountant’s independence.  In 2010, the Audit Committee approved 100% of all the services performed by Ernst & Young.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company’s common stock as of March 9, 2011 by: (i) each director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its common stock.

	Beneficial Ownership(1)
Beneficial Owner	Number of Shares	Percent of Total

Greater Than 5% Holder:
NorthPointe Capital LLC 101 W. Big Weaver, Suite 745 Troy, MI 48084	2,375,401	8.33

S Squared Technology LLC 515 Madison Avenue New York, NY 10022	1,586,601	5.56

Brenner West Capital Advisors, LLC 110 E. 42nd Street, #1419 New York, NY 10017	1,499,607	5.26

Executive Officers and Directors:
David L. Brown (2)	2,366,659	8.3
Kevin M. Carney (3)	574,309	2.0
Jason T. Teichman	75,000	*
Hugh M. Durden (4)	119,750	*
Philip J. Facchina (5)	15,255	*
Alex Kazerani (6)	93,918	*
Timothy I. Maudlin (7)	257,778	*
Robert S. McCoy, Jr. (8)	99,583	*
Deborah M. Quazzo (9)	13,889	*
All current executive officers and directors as a group (9 persons) (10)	3,616,141	12.69

*	Less than one percent.

(1)
This table is based upon information supplied by officers, directors and stockholders and Schedules 13G filed with the Securities and Exchange Commission (the “SEC”).  Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.  Applicable percentages are based on 28,488,915 shares outstanding on March 9, 2011, adjusted as required by rules promulgated by the SEC.

(2)
Includes 36,414 shares held by Atlantic Teleservices, L.P. (“Atlantic Teleservices”), 68 shares held by Mr. Brown’s wife, 68 shares held by Mr. Brown’s son and 1,741,070 shares issuable upon the exercise of options exercisable within 60 days after December 31, 2010.  Mr. Brown is a member of CIMC Atlantic II, LLC, which is the general partner of Atlantic Teleservices. Mr. Brown shares voting and investment power with respect to these shares with Alton G. Keel, Jr.

(3)	Includes 393,072 shares issuable upon the exercise of options exercisable within 60 days after January 8, 2011.

(4)	Includes 92,750 shares issuable upon the exercise of options exercisable within 60 days after January 8, 2011, and 10,000 restricted stock units, issuable in stock upon retirement from the Board.

(5)	Includes 2,083 shares issuable upon the exercise of options exercisable within 60 days after January 8, 2011.

(6)	Includes 62,833 shares issuable upon the exercise of options exercisable within 60 days after January 8, 2011 and 10,000 restricted stock units, issuable in stock upon retirement from the Board.

(7)
Includes 111,416 shares issuable upon the exercise of options exercisable within 60 days after January 8, 2011, 57,122 shares held by Mr. Maudlin’s wife, and 10,000 restricted stock units, issuable in stock upon retirement from the Board.

(8)	Includes 72,583 shares issuable upon the exercise of options exercisable within 60 days after January 8, 2011, and 10,000 restricted stock units, issuable in stock upon retirement from the Board.

(9)	Includes 1,389 shares issuable upon exercise of options exercisable within 60 days after January 8, 2011.

(10)	Includes 2,477,196 shares issuable upon the exercise of options exercisable within 60 days after January 8, 2011.

EXECUTIVE OFFICERS

The following table sets forth certain information about the Company’s executive officers, including their ages as of March 9, 2011.

Name	Age	Position
David L. Brown	57	Chairman, Chief Executive Officer and President
Kevin M. Carney	47	Chief Financial Officer
Jason T. Teichman	37	Chief Marketing Officer

David L. Brown has served as our Chief Executive Officer since August 2000, as Chairman of the Board, since October 2000, and as a member of our Board since August 1999.  Mr. Brown is also President of the Company and has served in that position since October 2009, and previously from August 1999 until March 2000, and from August 2000 until September 2007.  Mr. Brown was a managing partner of Atlantic Partners Group, a private equity firm, from March 2000 until August 2000. Prior to joining us, Mr. Brown founded Atlantic Teleservices, a technology services company in 1997, and served as its Chief Executive Officer from 1997 until its acquisition by the Company in August 1999. Mr. Brown holds a B.A. from Harvard University.  Mr. Brown has directed the Company’s acquisitions, integration and product development efforts, and the growth of the Company since the Company went public in 2005.

Kevin M. Carney has served as the Company’s Chief Financial Officer since January 2002.  Mr. Carney served as director of finance from September 2000 until January 2002 and from August 1999 until June 2000.  Mr. Carney was employed by Atlantic Partners Group, a private equity firm, from June 2000 until September 2000.  Prior to joining us, Mr. Carney served as the chief financial officer of Atlantic Teleservices, a technology services company, from June 1998 until its acquisition by us in August 1999.  Mr. Carney is a certified public accountant and holds a B.S. in accounting and finance from Boston College.

Jason T. Teichman has served as the Company’s Chief Marketing Officer since August 2010.  He was previously Senior Vice President of Marketing and Products at Register.com, a web domain company, from January 2010 until its acquisition by the Company in July 2010.  Prior to Register.com, he was General Manager for Online at Affinnova, a consumer analytics company.  From 2004 to 2007, he held several management positions at American Express, a financial company, with his most recent position being Vice President of Marketing of the Consumer Card Group.  He has a BA degree from the University of Michigan.

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS

Introduction

This Compensation Discussion and Analysis provides information regarding our compensation programs and policies for the following executives (these named executive officers are referred to in this Compensation Discussion and Analysis and in the subsequent tables as our “NEOs”):

David L. Brown	Chief Executive Officer and President

Kevin M. Carney	Chief Financial Officer

Jason T. Teichman	Chief Marketing Officer

Executive Summary

For the Company, 2010 was a year in which we stabilized and began modestly growing our internet services business, improved customer churn to record low levels and closed the transformative acquisition of Register.com.  By doing so, Web.com has become one of the largest and most profitable online marketing businesses in the world with the opportunity to continue to generate substantial shareholder value.  The Company generated $120 million in GAAP revenue, a 13% increase over 2009 levels and non-GAAP earnings per share of $0.73.  Consistent with our philosophy of paying for performance, the compensation realized by our executives was  closely linked to the achievements of the Company and increases in stockholder value.  The Compensation Committee believes that the compensation program gives the executive officers appropriate incentives, based on each officer’s responsibilities, achievements and ability to contribute to Company’s performance, and that the executive officers and senior management make significant contributions toward creating stockholder value.  The Compensation Committee firmly believes that the Company’s compensation structure and practices encourages management to work for real innovation, business improvements and outstanding shareholder returns, without taking unnecessary or excessive risks.

The highlights of our 2010 compensation program include:

•
For 2010, at least 40% of the target total direct compensation for our Chief Executive Officer, and an average of 47% of the target total direct compensation for our other named executive officers, was performance-based, in the form of the annual performance cash bonus opportunity and stock options.

•
Our annual cash incentive program is designed to reward our NEOs for achieving corporate and excellent individual performance, and as a result, a material portion of the cash incentives paid under our annual incentive program in 2010 was paid as a result the Company’s achievement of non-GAAP earnings per share of $0.73 and GAAP revenue of $120 million.

•
Our equity program for our NEOs consisted of stock options with exercise prices equal to 100% of the fair market value on the date of grant and restricted stock, each vesting over four years based on continued service. This program promotes employee retention, encourages executives to focus on creating meaningful stock price appreciation that is sustained over multiple years and also provides a meaningful ownership opportunity for executives.

•
Our 2008 Equity Incentive Plan prohibits the repricing of or the cancellation and re-granting of stock awards under the plan, unless our stockholders have approved such an action within 12 months prior to such event.

•
Pursuant to our Stock Ownership Guidelines, as of the end of 2010, our Chief Executive Officer currently held equity with a value in excess of three times his base salary, our Chief Financial Officer held equity with a value in excess of two times his base salary, and our Chief Marketing Officer held equity with a value in excess of one times his base salary.

•	Our NEOs are prohibited from engaging in short sales, transactions in put or call options, hedging transactions or other inherently speculative transactions in Web.com stock.

•
The Compensation Committee has concluded that the risks arising from our employee compensation programs do not encourage excessive and unnecessary risk taking and that the level of risk they do encourage is not reasonably likely to have a material adverse effect on the Company, based on its assessment of our employee compensation policies.

Compensation Philosophy and Objectives

The Company believes that compensation of the Company’s NEOs should:

•	provide a means for Web.com to attract, retain and reward high-quality executives who will contribute to the long-term success of the Company;

•	inspire our NEOs to achieve the Company’s business objectives; and

•	align the financial interests of the NEOs with those of the stockholders.

To achieve these objectives, we use a mix of compensation elements, including:

•	base salary;

•	annual cash incentives;

•	long-term equity incentives;

•	employee benefits and limited perquisites; and

•	change of control benefits and severance.

In determining the amount and form of these compensation elements, we may consider a number of factors in any given year, including:

•
Compensation levels paid by companies in our peer group and as reflected in published survey data, with aparticular focus on having base salary at or around the median or mean for peer group companies and the target total cash and equity compensation levels at or around the 75th percentile of the compensation paid to similarly situated officers if performance warrants.  We believe this approach helps us to compete in hiring and retaining the best possible talent while at the same time maintaining a reasonable and responsible cost structure;

•	Corporate and individual performance, as we believe this encourages our NEOs to focus on achieving the Company’s business objectives;

•	The need to motivate NEOs to address particular business challenges that are unique to any given year;

•
Internal pay equity of the compensation paid to one NEO as compared to another – that is, the compensation paid to each executive should reflect the importance of his or her role to the Company as compared to the roles of the other executives - as we believe this contributes to retention and a spirit of teamwork among our executives;

•	The experiences and individual knowledge of the members of our Board regarding compensation programs generally and at other companies on whose boards they may serve;

•	The recommendations of our Chief Executive Officer and the Compensation Committee’s independent compensation consultant;

•	Broader economic conditions, to ensure that our pay strategies are effective yet responsible, particularly in the face of any unanticipated consequences of the broader economy on our business; and

•
Individual negotiations with NEOs, particularly in connection with their initial compensation package, as these executives may be leaving meaningful compensation opportunities at their prior employer to come work for us, or foregoing other compensation opportunities with other prospective employers to continue to work for us, as well as negotiations upon their departures, as we recognize the benefit to our stockholders of seamless transitions.

Although the Compensation Committee reviews from time to time the values of vested equity awards held by, and equity award profits realized by executives, the increases or decreases in the value of equity awards that were previously granted have no significant impact in the determination of current levels of cash or equity-based compensation.

Role of our Compensation Committee

The Company’s Compensation Committee is generally responsible for reviewing, modifying, approving and otherwise overseeing the compensation policies and practices applicable to our executives and employees, including the administration of the Company’s equity plans and employee benefit plans.  As part of this responsibility, the Compensation Committee establishes, reviews and modifies the compensation structure for our NEOs.  However, the Compensation Committee may, at its discretion and in accordance with the philosophy of making all information available to the Board, present executive compensation matters to the entire Board for their review and approval.  With respect to the executive compensation decisions in 2010, due to the relatively small size of the Board, the Compensation Committee presented its recommendations on base salary, target bonus levels and equity awards for the NEOs to the Board for discussion and approval by the independent, outside, non-employee members of the Board.  The Board approved the Compensation Committee’s recommendations as presented.

As part of its deliberations, in any given year, the Compensation Committee may review and consider materials such as Company financial reports and projections, operational data, tax and accounting information, summary descriptions of the total compensation that may become payable to executives in various hypothetical scenarios, executive stock ownership information, Company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels, and the recommendations of the Chief Executive Officer and the Compensation Committee’s compensation consultant.

Role of the Compensation Consultant

In connection with making its recommendations for executive compensation for 2010, the Compensation Committee continued to engage PRM Consulting Group, Inc. (“PRM”) to act as its compensation consultant.  The Compensation Committee directed PRM to provide its analysis of whether the Company’s existing compensation strategy and practices were consistent with our compensation objectives and to assist the Compensation Committee in modifying our compensation program for executive officers to better achieve our objectives.  As part of its duties, PRM provided the Compensation Committee with the following services:

•	reviewed and provided recommendations on the composition of the peer group;

•	provided compensation data for similarly situated executive officers at the peer group companies including compiling compensation survey data from published survey sources;

•
conducted an annual review of the compensation arrangements for the NEOs and other senior officers, including providing advice on the design and structure of the Company’s annual management bonus plan and executive equity programs, including equity mix, aggregate share usage and target grant levels;

•	provided advice on compensation for all other senior officers;

•	conducted a review of compensation for the Board, and provided recommendations to the Compensation Committee regarding the Board pay structure;

•	updated the Compensation Committee on emerging trends and best practices in the area of executive and Board compensation; and

•	reviewed the Compensation Discussion and Analysis for inclusion in the 2011 proxy statement.

PRM does not regularly attend meetings of the Compensation Committee.  Instead, in 2010, the Chairman of the Compensation Committee met with PRM, without management present, to discuss the information PRM provided to the Compensation Committee.  As discussed below under “Role of Management,” the Company’s Human Resources, Finance and Legal departments, worked with PRM to provide PRM with the information it needed about the Company and the Company’s compensation programs for PRM to provide its services to the Compensation Committee.

The Company pays the cost for PRM’s services.  However, the Compensation Committee retains the sole authority to direct, terminate or continue PRM’s services.  PRM did not provide any other services to the Company in 2010.

Role of Management

The Compensation Committee solicits and considers the Chief Executive Officer’s evaluation of the performance of each of the NEOs as well as his recommendations for adjustments to the compensation of each of the NEOs, including himself.  The evaluations and recommendations of the Chief Executive Officer are just one factor considered by the Compensation Committee, as further described above under “Compensation Philosophy and Objectives”.

The Chief Executive Officer participated in the executive session of the Compensation Committee related to the amount of the 2010 compensation packages for each of the NEOs, including his own, but was not present for the Compensation Committee’s final recommendations or the Board’s approval of his 2010 compensation.  Other members of management, including the Chief Financial Officer and senior human resources officer may attend portions of meetings of the Compensation Committee and the Board to provide information about or explanation of compensation recommendations.  However, no executive officer was present or participated directly in the Compensation Committee’s or the Board’s final determinations regarding the amount of any component of his or her own 2010 compensation package.

The Company’s Human Resources, Finance and Legal departments work with our Chief Executive Officer to design and develop compensation programs applicable to NEOs and other senior executives that the Chief Executive Officer recommends to the Compensation Committee.  These departments also work with the Chief Executive Officer to recommend changes to existing compensation programs, to recommend financial and other performance targets to be achieved under those programs, to prepare analyses of financial data, to prepare peer group data summaries, to prepare other Compensation Committee briefing materials and ultimately, to implement the decisions of the Compensation Committee.  Members of these departments and the Chief Executive Officer also work separately with PRM to convey information on proposals that management may make to the Compensation Committee, as well as to allow PRM to collect information about the Company necessary to perform its services to the Compensation Committee.

Compensation Benchmarking

As noted above under “Compensation Philosophy and Objectives”, the Compensation Committee reviews relevant market and industry practices on executive compensation to balance the need to compete for talent with the need to maintain a reasonable and responsible cost structure, as well as with the goal of aligning the executive officers’ interests with those of the stockholders.

To assist the Compensation Committee in its deliberations on executive compensation in 2010, PRM collected and analyzed compensation data from the peer group approved by the Compensation Committee. PRM drew this data for peer group companies from individual company proxy filings.  PRM also provided data drawn from published surveys (including surveys prepared by Culpepper and Associates, Inc., and Salary.com), covering a broader range of technology companies. When using this data, the Compensation Committee benchmarks the NEOs’ compensation only against the peer company group data. The Compensation Committee uses the broader survey data to review trends in compensation, as well as to provide a frame of reference for the information provided in the peer group data, but does not directly benchmark against this broader industry survey data.  References in this Compensation Discussion and Analysis to the peer group company data are intended to also refer to the survey data, as applicable to the given decision.

Peer Group

In determining the peer group used for setting 2010 compensation, PRM worked with the Company’s Chief Executive Officer and Chief People Officer to develop a recommended list of peers for the Compensation Committee’s consideration.  This recommended list contained companies that (1) PRM and the officers believed compete for talent with the Company, (2) were in the Internet software and services industry, and (3), were similar in size to the Company for 2010—that is, in 2009 these companies had (i) median total assets of $354 million, (ii) median total market capitalization of $600 million, and (iii) median revenue growth of 9.8%. For fiscal year 2010, the Compensation Committee approved the recommended list of 19 peer group companies, without change from PRM’s recommendations:

Art Technology, Group, Inc.	CNET Networks, Inc	DealerTrack Holdings, Inc.
Digital River, Inc.	Infospace, Inc.	Internap Network Svcs Corp.
Interwoven, Inc.	Ipass, Inc.	J2 Global Communications, Inc.
Liquidity Services, Inc.	Mercado Libre, Inc.	Move, Inc.
Omniture, Inc.	Openwave Systems, Inc.	Perficient, Inc.
Switch & Data Facilities Co.	Value Click, Inc.	Vignette Corp.
Webmd Health Corp.

Competitive Positioning

In general, the Compensation Committee tries to provide for target total direct compensation (cash plus equity)  levels at or around the 75th percentile of the total direct compensation provided to similarly situated officers employed by the peer group companies for target level performance, with compensation above this level possible for exceptional performance.  To achieve this 75th percentile positioning for target levels of compensation, the Compensation Committee generally sets the various compensation elements as follows:

•	base salaries at or around the median or mean for the peer group companies;

•	target cash bonus compensation at a level such that, when combined with base salary, the target cash compensation is at the 75th percentile of the peer group companies; and

•	target equity compensation at a level such that, when combined with target cash compensation, target total cash and equity compensation is at the 75th percentile of the peer group companies.

The Compensation Committee believes targeting total cash and equity compensation at the 75th percentile is necessary to achieve the primary objectives as described above, of the Company’s executive compensation program.

As can be seen from these percentages, the Compensation Committee’s approach to allocating compensation among the various components places significant emphasis on target incentive compensation (both cash and equity), since base salaries are targeted at the median. By weighting incentive compensation more heavily than base salary (that is, since base salaries are targeted at or around the peer group company median), the Compensation Committee makes a significant portion of the executive officers’ total compensation performance-based, and therefore “at risk.”  This allocation helps to implement a culture in which the officers know that their compensation, to a large extent, depends on the Company’s performance.  In assigning a value to target equity compensation, for these purposes, the Compensation Committee uses the actual grant value for restricted stock and restricted stock units and the estimated Black-Scholes value for options.  Since incentive cash and equity awards have both upside opportunities and downside risks, the target percentages set at the beginning of a fiscal year may not equal the compensation actually earned later in that year.

However, as noted above under “Compensation Philosophy and Objectives,” benchmarking is not the only factor the Compensation Committee considers in setting total compensation or any one element of total compensation.  Other factors, such as economic conditions, performance, internal pay equity and individual negotiations may play an important role with respect to the compensation offered to any NEO in any given year.  We believe this approach helps us compete in hiring and retaining the best possible talent while at the same time maintaining a reasonable and responsible cost structure.

Compensation Elements and Determination of Compensation in 2010

Base Salary

We provide base salary as a fixed source of compensation for our executives, allowing them a degree of certainty in the face of having a significant portion of their compensation “at risk.”  The Compensation Committee recognizes the importance of base salaries as an element of compensation that helps to attract and retain our executives.  Therefore, base salaries need to be at levels that are competitive with salaries provided by the peer group companies, and so we generally target base salary levels around the median or mean of our peer group companies.

Each year, the Compensation Committee reviews the annual salaries for each of the Company’s NEOs, considering whether existing base salary levels continue to be around the median or mean for the peer group companies.  In addition to considering the peer group data, the Compensation Committee may, but does not always, consider other factors, including the salary level negotiated by an executive in his existing employment agreement, broader economic conditions, the financial health of the Company, and whether the Compensation Committee is generally satisfied with an executive’s past performance and expected future contributions.

In the first quarter of 2010, the Compensation Committee recommended for approval, and the independent, outside, non-employee members of the Board approved without change increases to the base salaries for Messrs. Brown and Carney, as described in the table below. In making its determinations, the Compensation Committee considered the Chief Executive Officer’s recommendations, the Company’s financial performance during fiscal year 2009, and the determination, based on the compensation study that base salaries were below the desired market positioning of the median of the peer group. In the third quarter of 2010, following our acquisition of Register.com, the Compensation Committee recommended for approval, and the independent, outside, non-employee members of the Board, approved an increase to the base salary for Mr. Teichman for the remainder of 2010, based on the recommendation of the Chief Executive Officer and the determination, based on the compensation study of PRM, that his base salary was below the desired market positioning of the median of the peer group. Prior to our acquisition of Register.com, Mr. Teichman’s base salary was determined by Register.com.

Name	Title	2009 Base Salary	2010 Base Salary(1)	% Increase	Market Position (percentile)	Reason for Change
David L. Brown	Chief Executive Officer	$385,000	$410,000	6.5%	median	To bring to a level consistent with desired positioning.
Kevin M. Carney	Chief Financial Officer	$245,000	$265,000	8.2%	median	To bring to a level consistent with desired positioning.
Jason T. Teichman	Chief Marketing Officer	–	$225,000	–	–	–
	(1) Base salary increases for Messrs. Brown and Carney became effective March 1, 2010. The base salary increase for Mr. Teichman became effective August 5, 2010.

Annual Cash Incentives

Variable Cash Compensation. In addition to earning a base salary, the NEOs are eligible to earn additional cash compensation through annual (that is, short term) variable cash bonuses.  We have structured our annual cash bonus program so that our executives’ cash compensation is significantly impacted by our overall financial performance, by rewarding our executives’ achievement against, or contributions to, our corporate and individual performance objectives.    The Compensation Committee sets target bonus levels at a level to motivate executives to achieve Company-wide operating and strategic objectives, and to perform at the highest levels of their individual abilities.  The Compensation Committee also recognizes the important role that variable cash compensation plays in attracting and retaining our executives, and therefore sets target bonus levels so that target total cash compensation falls at or near the 75th percentile for total cash compensation at the peer group companies.  By weighting cash compensation more heavily toward variable cash compensation (that is, since base salaries are targeted at the median), the Compensation Committee makes a significant portion of our executive officers’ total cash compensation “at risk,” helping us implement a culture in which the officers know that their compensation, to a large extent, depends on the Company’s and their own individual performance.  In addition, in determining the target bonus opportunity for each named executive officer, the Compensation Committee believes that the target annual cash incentive opportunity should make up a larger portion of the NEOs target total cash compensation as the executive’s level of responsibility increases.  Therefore, the target bonus percentage for the Chief Executive Officer is greater than the target bonus percentages for other NEOs.

The Compensation Committee generally starts the process of determining the target bonus levels, and the corporate and individual performance goals by which performance will be measured under the bonus program, in the last quarter before the start of the applicable year.  As part of this analysis, the Compensation Committee considers the likely bonus payouts for the ongoing fiscal year.  In the first  quarter of the next year, the Compensation Committee reviews with the Company’s Chief Executive Officer the prior year’s financial results, budgets for the applicable year,  economic and the peer group data provided by PRM.  The Chief Executive Officer then makes a recommendation to the Compensation Committee on the target bonuses that executives should be eligible to earn for the current year.  The Compensation Committee reviews these recommendations, and makes the final determination of the corporate and individual performance goals for the applicable year, as well as the target bonus percentages.

In setting the goals for the year, the Compensation Committee generally considers individual and corporate performance in a subjective manner and without reliance on specific formulas.  As these goals are generally subjective, the Compensation Committee may modify these goals at any time during the year.  The Compensation Committee generally does not assign a particular weight to, or ascribe a specific dollar value to, any one of the corporate goals or individual performance achievements.  Instead, at the close of the applicable fiscal year, the Compensation Committee comes to a general, subjective conclusion as to whether the corporate goals were met, whether the executive’ has performed his duties in a satisfactory manner, and whether there were any other extraordinary factors that should be considered in determining the amount of bonus earned for the year.  The Compensation Committee may decide to pay bonuses to the executive officers even if the Company performance goals are not met in recognition of the ’executive’s individual performance throughout the year.  In making the final decision on the amount of bonuses earned, if any, the Compensation Committee considers the review of the year-end financial results as well as the performance reviews for the executive officers given by the Chief Executive Officer.

In sum, the amount of variable compensation that is actually earned by the NEOs is a subjective, discretionary determination made by the Compensation Committee without the use of pre-determined formulas.  The Compensation Committee believes that maintaining discretion to evaluate the Company’s and the executive’s performance at the close of the year based on the totality of the circumstances, and to award or fail to award bonus compensation without reliance on rote calculations under set formulas, is appropriate in responsibly discharging its duties.

In March 2010, the Compensation Committee selected the achievement of non-GAAP earnings per share of at least $0.58 and revenue of $105.6 million as the primary corporate performance goals for 2010 (together, the “Company Goals”).  The Compensation Committee picked these goals because it felt they were the best indicators of the achievement of the execution of the Company’s operating plan in 2010, and the factors that would be most critical to increasing the value of our common stock, thereby aligning the financial interests of the NEOs with those of the stockholders.  If the Company did not achieve both Company Goals, the Compensation Committee still had the discretion to award bonuses.  Overachievement of both Company Goals would result in bonus payouts above the target levels. Non-GAAP earnings per share was calculated as GAAP earnings per share, without giving effect of stock-based compensation, amortization of intangibles, restructuring charges and revenue.  Revenue was calculated as GAAP revenue, adjusted to add back the impact of the fair market value adjustment to deferred revenue acquired in connection with the Register.com acquisition.  In light of the importance of the Company Goals and the critical nature of the NEOs’ roles in achieving the Company Goals, the Compensation Committee did not set specific individual performance goals.  Instead, the Compensation Committee decided that it would evaluate the individual’s performance based on a holistic consideration of the officer’s contributions over the course of the year, with the majority of the consideration in the determination of actual bonus size given to the achievement of the Company Goal.

In March 2010, the Compensation Committee also recommended to the Board for approval and the independent, outside, non-employee members of the Board approved without change, the 2010 target cash bonus levels for Messrs. Brown and Carney.  Messrs. Brown’s and Carney’s target bonus level were not increased in 2010, as the Compensation Committee determined that these percentage were already at a level that, when taken together with target salary amount, were at approximately the 75th percentile for target cash compensation for the peer group companies, and that no other extraordinary factors existed that created a need to modify the existing target bonus level.

In August 2010, the Compensation Committee recommended to the Board for approval and the Board approved without change the target cash bonus level for Mr. Teichman for 2010 as set forth in the table below.  In setting Mr. Teichman’s bonus level, the Compensation Committee considered his prior bonus level at Register.com, internal pay equity (that is, that his target bonus should be set at a level that reflects the importance of his role as compared to the other executive officers), and the peer data.  Following the close of 2010 the Compensation Committee determined that the Company met the Company Goals, as it achieved non-GAAP earnings per share of $0.73 and revenue of $128.2 million.  In determining the actual payouts of bonus compensation payable to the NEOs, the Compensation Committee primarily considered the achievement of the Company Goal, but also considered the individual performance of each NEO.  In evaluating Mr. Brown’s individual performance, the Compensation Committee considered certain subjective, qualitative and intangible factors, such as Mr. Brown’s leadership and his vision for the Company, which the Compensation Committee believes has played a vital part in the success of the Company to date. In particular, in 2010, Mr. Brown improved stockholder value by spearheading  the acquisition of Register.com and driving its successful integration with the Company following the acquisition, helping to preserve capital in a challenging economic climate, generating strong cash flow, stabilizing revenues, adding new partners to the Company, growing the Company’s subscriber base, and further expanding the ecommerce business of the Company.  In evaluating Mr. Carney’s performance, the Compensation Committee considered certain subjective, qualitative and intangible factors, such as Mr. Carney’s financial and accounting expertise, his management of the Company’s finances, his assistance in the integration of Register.com following the acquisition, and his continued development of the Company’s Sarbanes-Oxley procedures, including the Company’s risk management program.  In particular, in 2010, Mr. Carney improved stockholder value by focusing on preserving capital in a challenging economic environment, generating strong cash flow, stabilizing revenues and maintaining a strong financial balance sheet.  The Compensation Committee did not evaluate Mr. Teichman’s performance, as he earned a bonus for 2010 from Register.com prior to the acquisition.

Upon review of Company’s performance against the Company Goals and each individual performance’s, the Compensation Committee recommended, and the Board awarded bonuses to the NEOs for 2010, as set forth in the table below.

Name	Title	2009 Target Bonus	2010 Target Bonus	% Change from 2009	Market Position (percentile)	Rationale	Actual Bonus %	2010 Cash Bonus
David L. Brown	Chairman, CEO and President	100%	100%	No change	Slightly above the 75th	To bring to a level consistent with desired positioning.	100%	$410,000
Kevin Carney	Chief Financial Officer	65%	65%	No change	Slightly above the 75th	To bring to a level consistent with desired positioning.	60%	$160,000
Jason Teichman(1)	Chief Marketing Officer	N/A	N/A	N/A	N/A	N/A	N/A	N/A

________________
(1)   Mr. Teichman’s employment with the Company commenced on July 30, 2010 upon the completion of the
      Company’s acquisition of Register.com, Inc. Mr. Teichman received a bonus for 2010 from Register.com, Inc.
      and did not receive a bonus from the Company.

Long Term Equity Compensation

The Compensation Committee believes that properly structured equity compensation works to align the long-term interests of stockholders and our executives by creating a strong, direct link between employee compensation and stock price appreciation.  The Compensation Committee also believes that if the NEOs own shares of the Company’s common stock with values that are significant to them, they will have an incentive to act to maximize long-term stockholder value instead of short-term personal gain.  The Compensation Committee also believes that equity compensation is an integral component of the Company’s efforts to attract and retain exceptional executives, senior management and employees.

The Compensation Committee generally makes awards of equity compensation so that, when the value of the equity is added to target total cash compensation, the target total cash and equity compensation opportunity falls at or near the 75th percentile for target total cash and equity compensation of similar executives at our peer group companies.

In addition, as noted above under “Compensation Philosophy and Objectives”, benchmarking is not the only factor that may be considered when setting equity compensation levels.  As with cash incentive opportunities, in determining the equity opportunity for each NEO, the Compensation Committee believes that the incentive opportunity should make up a larger portion of a NEOs target total compensation as the executive’s level of responsibility increases.  Therefore, the equity awards for the Chief Executive Officer are generally greater than the equity awards granted to the other NEOs.

In determining the mix of equity – that is, as between options and stock awards, such as restricted stock and restricted stock units – the Compensation Committee generally considers the current market price of the common stock (and therefore the potential for gains under options as opposed to stock awards in the coming years), the mix of awards granted by the peer group companies, and the number of shares available in the stock plan reserves.

The Company has historically granted stock options to the NEOs. These options have an exercise price equal to the fair market value of the common stock on the date of grant, and vest based on continued service over a specified period (typically, four years).  As a result of the way the stock options awards are structured, options provide a return to the executive only if he or she remains employed by the Company, and then only if the market price of the Company’s common stock appreciates over the period in which the option vests.

In recent years, the Company has granted restricted stock awards to the executive officers, which have no exercise price and generally vest based on continued service over a specified period (typically, four years).  Restricted stock awards provide some level of certain return, which the Compensation Committee believes has been necessary in recent years due to the volatility of the stock market generally, and in the Company’s stock price in particular.  The Compensation Committee believes that the four year vesting period encourages executives to think about longer term stock price performance and provides a retention incentive.  The vesting of restricted stock awards and stock options is accelerated in the event of death, disability, normal retirement (that is termination of service on or after age 65), and/or the consummation of a change of control.  The Compensation Committee believes these accelerated vesting provisions are appropriate because these terms are consistent with the vesting provisions of the peer group companies, and therefore allow us to attract and retain high quality executives.  In addition, in the case of accelerated vesting upon a change of control, the accelerated vesting allows the executives to focus on closing a transaction that may be in the best interest of the Company’s shareholders, even though it may otherwise result in a termination of their employment and therefore a forfeiture of their equity awards.

In the first quarter of 2010, the Compensation Committee recommended for approval, and the independent, outside non-employee directors approved, without change, the grant of options and restricted stock to Messrs. Brown and Carney as set forth in the table below. The Compensation Committee selected a mix of options and restricted stock awards covering an equal number of shares, because the Compensation Committee believes that by providing one-half of the executive’s total direct compensation in the form of an  equity award, it better aligns the interests of the NEO’s with those of the Company’s stockholders.  In making its determinations as to the aggregate size of the awards, the Compensation Committee considered the Chief Executive Officer’s recommendations for the other executive officers, the recommendations of PRM, and peer data provided by PRM .  In addition, the Compensation Committee asked PRM to create a special reference set of data showing target incentive compensation only (that is, cash bonus and equity for the peer group companies. Based on this data, the Compensation Committee chose to set target equity compensation at the  75th percentile.

In the third quarter of 2010, following our acquisition of Register.com, Inc., the Compensation Committee recommended for approval, and the Board approved  without change the grant of options and restricted stock to Mr. Teichman as set forth in the table below. The size and terms of Mr. Teichman’s equity awards were based primarily on negotiations between Messrs. Brown and Teichman  in connection with the Company’s acquisition of Register.com.

Name	Title	Options	Restricted Stock	Market Positioning (percentile)	Rationale for Deviation from Target Market Positioning
David L. Brown	Chief Executive Officer	180,000	180,000	Slightly below the 75th	To bring to a level consistent with desired positioning.
Kevin M. Carney	Chief Financial Officer	60,000	60,000	Slightly below the 75th	To bring to a level consistent with desired positioning.
Jason T. Teichman	Chief Marketing Officer	75,000	75,000	Above the 75th	Based on individual negotiations with Mr. Brown in connection with the Company’s acquisition of Register.com.

Equity Compensation Policies

Grant Date Guidelines.  On March 19, 2007, the Company adopted written equity grant guidelines setting forth the grant practices and procedures for all equity awards.  Pursuant to these guidelines, equity awards are generally made at regularly scheduled meetings.  However, as necessary to meet business needs, the Compensation Committee or the Board may grant equity awards outside of those regularly scheduled meetings.

All stock option awards are granted with an exercise price equal to the fair market value of the underlying stock on the effective grant date (or, in accordance with the terms of our approved equity plans, the fair market value of the underlying stock on the date prior to the effective grant date, if an award is made on a non-trading day).

Stock Ownership Guidelines.  As part of our overall corporate governance and compensation practices, the Company has always encouraged our directors and executive officers to hold a significant equity interest in the Company.  In light of current best practices in this area, the Board adopted stock ownership guidelines for our NEOs and Board members, effective March 2010.  Under these guidelines, Mr. Brown must maintain a Required Market Value of Qualifying Shares equal to three times his base salary; Mr. Carney two times his base salary; and Mr. Teichman one times his base salary.  All NEOs have three years to achieve the required share ownership.  We review compliance with this policy at a  meeting of the Board held during the first quarter of each year.  As of the record date, all of our NEOs who have been executive officers for the last three years had met these required levels.  Mr. Teichman became a named executive officer on February 3, 2011 and will have three years from that date to achieve and maintain his required share ownership.  The definition of Qualifying Shares includes the following:

•	Shares owned separately by the NEO, or owned either jointly with, or separately, by his immediate family members residing in the same household;

•	Shares held in trust for the benefit of the NEO or his immediate family members;

•	Shares purchased in the open market;

•	Shares held through the Company’s 401(k) Plan;

•	50% of vested stock options;

•	75% of restricted stock awards; and

•	75% of restricted stock units.

Special Transactions.  The Company has a policy that prohibits its executive officers, directors and other members of management from engaging in short sales, transactions in put or call options, hedging transactions or other inherently speculative transactions with respect to the Company stock.

Severance Benefits.  The employment of each of the NEOs is “at will.”  However, each of the NEOs is eligible to receive severance benefits upon certain involuntary terminations of employment under the terms of their respective employment agreements, in the case of Messrs. Brown and Carney, and under the terms of the Company’s Executive Severance Plan, in the case of Mr. Teichman. The terms of the employment agreements with the NEOs are discussed more fully in the section below under the heading “Employment, Severance and Change of Control Agreements.” The terms of the Company’s Executive Severance Plan are discussed more fully in the sections below under the headings “Employment, Severance and Change of Control Agreements” and “Executive Severance Benefit Plan.” These agreements reflect the negotiations of each of the NEOs with the Company.  The agreements and the Executive Severance Plan reflect the Company’s desire to maintain internal parity among the named executive officers with respect to their potential severance benefits.  The Compensation Committee considers these severance benefits critical to attracting and retaining high caliber executives.  In addition, the Compensation Committee believes that change of control severance benefits and accelerated vesting, if structured appropriately, serve to minimize the distractions to an executive and reduce the risk that an executive officer departs the Company before an acquisition is consummated.  We believe that the existing arrangements allow the executive officers to focus on continuing normal business operations and, in the case of change of control benefits, on the success of a potential business combination, rather than worrying about how business decisions that may be in the best interest of the Company will impact their own financial security.  That is, these existing arrangements help ensure stability among the executive officer ranks, and will help enable the executive officers to maintain a balanced perspective in making overall business decisions during periods of uncertainty.

We note that the tax “gross-up” payment provided in our Chief Executive Officer’s executive severance rights agreement was negotiated in 2008, and we have not renegotiated that provision with him in connection with any other changes to his arrangements.  We note that such a provision is viewed currently by some stockholders as a “poor pay practice”.  However, we are mindful that this provision was negotiated with our Chief Executive Officer in good faith by our Compensation Committee at the time it was entered into as part of a larger compensation package that was determined to be consistent with market practices at that time and necessary to retain the services of Mr. Brown, who has played such a central role in the Company’s success in the last 14 years.  We also mindful that stockholder positions on particular pay practices like gross ups were solidified and published years after our arrangements were approved and executed.  We expect to continue, on a going-forward basis, as we have in the past, to take account of stockholder positions as appropriate in our considerations of compensatory matters.

Personal Benefits.  Web.com provides only limited perquisites to the NEOs.  In considering potential perquisites, the Compensation Committee reviews the cost to the Company as compared to the perceived value to the Company.  Under the terms of his employment agreement, the Company continued the life insurance policy purchased in 2008 for Mr. Brown, who holds the right to receive any death benefits that are paid under this policy.  The face value of the policy is 2,000,000. In addition, the Company paid for the cost of a supplemental disability insurance policy for Mr. Brown, which policy provides coverage in addition to that provided under our broad based disability insurance policy, such that he will receive 80% of his salary in the event of a disability.  These life and disability insurance policies were originally obtained as a result of negotiations with Mr. Brown over potential severance payments upon death or disability.  The Compensation Committee decided that rather than pay severance upon disability or death out of the Company’s general assets, it was more cost effective to provide for these payments through insurance.  The Compensation Committee believes that these limited perquisites are important for attracting and retaining key talent and are consistent with benefits provided by peer group companies. Mr. Brown also received a tax gross up payment of $2,997 on the $13,248 aggregate life insurance premiums for 2010, which the Compensation Committee felt was a minimal cost and consistent with the intention of providing Mr. Brown with the full value of the benefit of the insurance policies.

Employee Benefits

We provide the following benefits to the NEOs, on the same terms and conditions as provided to all other eligible employees:

•	health, dental insurance and vision;
•	basic life insurance;
•	medical and dependent care flexible spending account;
•	short-and long-term disability, accidental death and dismemberment; and
•	401(k) Plan, with discretionary, non-discriminatory Company matching contributions.

We believe these benefits are consistent with benefits provided by the peer group companies and help us to attract and retain high quality executives.

Tax Deductibility of Executive Compensation

Section 162(m) of the Code, places a limit of $1 million on the amount of compensation that Web.com may deduct in any one year with respect to its Chief Executive Officer and certain other highly compensated executive officers.  Some types of compensation, including stock options and other compensation based on performance criteria that are approved in advance by stockholders, may be structured so as to be excluded from the deduction limit. We may grant and administer stock options in a manner that complies with the “qualified performance-based compensation” exemption under Section 162(m) of the Code.  By contrast, because the vesting of the shares of restricted stock are not currently subject to the achievement of specified performance criteria, the current restricted stock awards do not qualify as performance-based compensation and accordingly the compensation expense related to such awards to the named executive officers will count toward the $1,000,000 limit on deductibility.

To maintain flexibility in compensating the executive officers in a manner that promotes varying corporate goals, the Compensation Committee has not adopted a policy that all compensation must be deductible.  The Compensation Committee will continue to evaluate the effects of the compensation limits of Section 162(m) and to grant compensation awards in the future in a manner consistent with the best interest of the Company and its stockholders.

Accounting Considerations

The Company accounts for equity compensation paid to our employees under the Financial Accounting Standards Board Accounting Standards Codification Topic 718, which requires us to estimate and record an expense over the service period of the equity award. Our cash compensation is recorded as an expense at the time the obligation is accrued. The accounting impact of our compensation programs are one of many factors the Compensation Committee considers in determining the structure and size of our executive compensation programs.

Compensation Recovery Policy

The Company has adopted a policy, in the form of clawback provisions in their employment agreements, to attempt to recover cash bonus payments paid to our Chief Executive Officer and Chief Financial Officer if the performance objectives that led to the determination of such payments were to be restated, or found not to have been met to the extent the Compensation Committee originally believed.  Additionally, as a public company subject to the provisions of Section 304 of the Sarbanes-Oxley Act of 2002, if we are required as a result of misconduct to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws, our Chief Executive Officer and Chief Financial Officer may be legally required to reimburse us for any bonus or other incentive-based or equity-based compensation they receive.  Further, we will comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and will modify our compensation recovery policy once the Securities and Exchange Commission adopts final regulations on the subject.

COMPENSATION COMMITTEE REPORT

The following report of the Compensation Committee shall not constitute “soliciting material,” shall not be deemed “filed” with the SEC and is not to be incorporated by reference into any of the Company’s other filings under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this report by reference therein.

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

COMPENSATION COMMITTEE
Hugh M. Durden, Chair
Timothy I. Maudlin
Philip J. Facchina
Robert S. McCoy, Jr.

Risk Analysis of Compensation Plans

The Compensation Committee reviews the compensation policies as generally applicable to the Company’s employees as a whole, and believes that these policies do not encourage excessive and unnecessary risk-taking, and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on the Company.  The design of the compensation policies and programs encourage the employees to remain focused on both the short-and long-term goals of the Company.  For example, while the cash bonus plan measure performance on an annual basis, the equity awards typically vest over a number of years, which the Compensation Committee believes encourages the employees to focus on sustained stock price appreciation, thus limiting the potential for excessive risk-taking.

COMPENSATION OF EXECUTIVE OFFICERS

The following table shows for the fiscal year ended December 31, 2010 compensation awarded or paid to, or earned by, the Company’s Chief Executive Officer, President, Chief Financial Officer and Chief Marketing Officer at December 31, 2010 (the “Named Executive Officers”):

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(2)	Restricted Stock ($)(2)	All Other Compensation ($)(4)	Total ($)
David L. Brown(1) Chief Executive Officer and President	2010 2009 2008	405,673 385,000 372,323	410,000 300,000 —	511,878 421,308 361,486	972,000 346,107 107,660	22,221 21,994 21,995	2,321,772 1,474,409 863,464

Kevin M. Carney(1) Chief Financial Officer	2010 2009 2008	261,538 245,000 239,052	160,000 120,000 —	172,626 172,699 173,929	324,000 98,826 33,575	3,912 3,675 3,640	922,076 640,200 450,196

Jason T. Teichman(1) Chief Marketing Officer	2010	90,461	408,451(3)	180,135	342,750	—	1,021,797

(1)
Mr. Brown’s salary of $410,000 and Mr. Carney’s salary of $265,000 did not go into effect until March 1, 2010.  Mr. Teichman started employment with a subsidiary of the Company on January 1, 2010 which was acquired by the Company in July 2010.

(2)
Amounts shown reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.  Assumptions used in the calculation of this amount are included in Footnote 12 to the Company’s audited financial statements for the fiscal year ended December 31, 2010 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 14, 2011.

(3)	$283,451 was the bonus earned upon the sale of Register.com and $125,000 was a relocation bonus.

(4)	All “Other Compensation” includes the following payments made on behalf of the executives:

Name	Year	Life Insurance/ Disability Annual Premiums ($)	Gross Up of Life Insurance Premium ($)	401(k) Match ($)	Total ($)

David L. Brown	2010 2009 2008	13,248 17,009 17,010	2,997 — —	5,976 4,985 4,985	22,221 21,994 21,995

Kevin M. Carney	2010 2009 2008	— — —	— — —	3,912 3,675 3,640	3,912 3,675 3,640

Jason Teichman	2010	—	—	—	—

STOCK OPTION GRANTS AND EXERCISES

The Company grants options to its executive officers under the Company’s 2005 Stock Option Plan (the “2005 Plan”) and the 2008 Equity Incentive Plan (the “2008 Plan”).  Prior to the adoption of the 2005 Plan, the Company granted options to its executive officers under the 1999 Equity Incentive Plan (the “1999 Plan”).  On September 30, 2007, each outstanding stock option to purchase shares of common stock of Web.com, Inc. (“Legacy Web.com”) converted into and became an option to purchase Company common stock, and the Company assumed such option in accordance with the terms of the stock option plan under which such option was issued (the “Legacy Web.com Plan”) subject to an option exchange ratio calculated in accordance with the Agreement and Plan of Merger and Reorganization executed on June 26, 2007 by and among the Company, Augusta Acquisition Sub, Inc., a wholly owned subsidiary of the Company, and Legacy Web.com.

As of March 9, 2011, (i) options to purchase a total of 872,807 shares and 120,000 shares of restricted stock were outstanding under the 2008 Plan and 195,867 shares remain available for grant under the 2008 Plan; (ii) options to purchase a total of 3,124,828 shares were outstanding under the 2005 Plan and 75,494 shares remained available for grant under the 2005 Plan; (iii) options to purchase a total of 1,896,503 shares were outstanding under the 1999 Plan and no shares remain available for grant under the 1999 Plan; and (iv) options to purchase a total of 246,600 shares were outstanding that are governed by the terms of the Legacy Web.com Plan.  No shares remain available for grant under the Legacy Web.com Plan.  The Company has never granted any stock appreciation rights.  Options granted generally vest monthly over four years, provided that the employee continues his or her employment with the Company.  Accordingly, an option will provide a return to the employee only if he or she remains employed by the Company, and then only if the market price of the Company’s common stock appreciates over the option term.  Restricted stock grants to executive officers will generally become unrestricted annually over a four-year period, provided that the executive officer continues to be employed by the Company.

The following tables show for the fiscal year ended December 31, 2010, certain information regarding options granted to, held at year end by, and exercised by the Named Executive Officers:

GRANTS OF PLAN-BASED AWARDS IN 2010

		Estimated future payouts under non-equity incentive plan awards			All Other Stock Awards Number of Shares of Stock or	All Other Option Awards Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Options
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Units (#)(1)	Options (#)	Awards ($/Sh)	Awards ($)
David L. Brown	2/4/2010	—	—	—	180,000	180,000	5.40	1,489,878

Kevin M. Carney	2/4/2010	—	—	—	60,000	60,000	5.40	496,626

Jason T. Teichman(2)	8/9/2010	—	—	—	75,000	75,000	4.59	522,885

(1)	Award of restricted stock. Restrictions lapse in equal annual installments over a four-year period and is payable in Company stock.

(2)	Mr. Teichman commenced employment with a subsidiary of the Company on January 1, 2010 which was acquired by the Company in July 2010.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

	OPTION AWARDS				STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(5)	Market Value of Shares or Units of Stock That Have Not Vested ($)(6)

David L. Brown	364,101	—	0.50	5/28/2012	473,500	4,001,075
	515,263	—	2.00	11/26/2013
	195,830	4,170(1)	8.92	1/25/2017
	500,000	—	9.00	4/6/2015
	104,477	43,023(2)	8.74	5/13/2018
	37,500	142,500(3)	5.40	2/4/2020

Kevin M. Carney	166,531	—	2.00	11/20/2011	140,200	1,184,690
	80,000	—	9.00	4/6/2015
	25,000	—	11.25	2/24/2016
	68,540	1,460(1)	8.92	1/25/2017
	32,582	13,418(2)	8.74	5/13/2018
	12,500	47,500(3)	5.40	2/4/2020

Jason T. Teichman	—	75,000(4)	4.59	8/6/2020	75,000	633,750

____________

(1)
1/48th of the shares vest on each monthly anniversary of January 25, 2007 until all of the shares are fully vested; provided that no shares shall vest on any vesting date if on such date the  option holder is not providing Continuous Service (as such term is defined in the 2005 Plan) to the Company.  The exercise price of these options was the closing price of the stock on January 25, 2007.

(2)
1/48th of the shares vest on each monthly anniversary of May 13, 2008 until all of the shares are fully vested; provided that no shares shall vest on any vesting date if on such date the option holder is not providing Continuous Service (as such term is defined in the 2005 Plan) to the Company.  The exercise price of these options was the closing price of the stock on May 13, 2008.

(3)
1/48th of the shares vest on each monthly anniversary of February 4, 2010 until all of the shares are fully vested; provided that no shares shall vest on any vesting date if on such date the option holder is not providing Continuous Service (as such term is defined in the 2005 Plan) to the Company. The exercise price of these options was the closing price of the stock on February 4, 2010.

(4)
50% of the stock options vest on the 2nd anniversary measured from the date of grant, and the remaining 50% vest in equal monthly installments over the remaining 2 years. The exercise price of these stock options was the closing price of the stock on August 9, 2010.

(5)
Award of restricted stock.  For Mr. Brown, 59,000 shares vest in equal annual installments measured from February 15, 2008; 264,000 shares will vest on the 4th anniversary of the date of grant which was February 4, 2009; and 112,000 shares vest in equal annual installments measured from February 4, 2010.  For Mr. Carney, 18,400 shares vest in equal annual installments measured from February 15, 2008, 71,000 shares will vest on the 4th anniversary of the date of grant which was February 4, 2009; and 38,000 shares vest in equal annual installments measured from February 4, 2010.  For Mr. Teichman, 50% of the shares will vest on the 2 nd anniversary measured from the date of grant which was August 9, 2010, and the remaining 50% of the shares will vest in equal annual installments during the subsequent two years.

(6)	Based on $8.45, the closing price of the stock on December 31, 2010.

OPTION EXERCISES AND STOCK VESTED

	OPTION AWARDS		STOCK AWARDS
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting #	Value Realized on Vesting ($)

David L. Brown	—	—	14,750(1)	69,767(2)

Kevin M. Carney	7,142(3)	29,996(4)	4,600(1)	21,758(2)

Jason T. Teichman(5)	—	—	—	—
_____________

(1)	Mr. Brown elected to have 3,901 shares withheld in order to cover the applicable tax withholding; and Mr. Carney elected to have 1,217 shares withheld in order to cover the applicable tax withholding.

(2)	Based on a price of $4.73, the closing price of the stock on February 12, 2010, the previous applicable closing price of the stock when the award became vested.

(3)	Mr. Carney elected to have 2,304 shares withheld in order to cover the applicable tax withholding.

(4)	Based on a closing price of $6.20 on October 14, 2010.

(5)	Mr. Teichman commenced employment with a subsidiary of the Company on January 1, 2010 which was acquired by the Company in July 2010.

EQUITY COMPENSATION PLAN INFORMATION

The number of shares issuable upon exercise of outstanding stock options, the weighted-average exercise price of the outstanding options, and the number of stock options remaining for future issuance for each of the equity compensation plans as of December 31, 2010 are summarized as follows:

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)

Equity compensation plans approved by security holders	6,573,348	$6.02	1,721,427

Equity compensation plans not approved by security holders	421,673	$4.41	0

Total	6,995,021	$5.92	1,721,427

On July 28, 2010, the Compensation Committee of the Board authorized the establishment of the Web.com 2010 Inducement Award Plan (“Inducement Plan”), exempt from the shareholder approval requirements of Nasdaq, for the purpose of awarding equity grants to employees of Register.com, Inc., a private entity being acquired by the Company.  Such acquisition closed on July 30, 2010.  The Company filed a registration statement on Form S-8 for 465,900 shares, and these shares were listed with Nasdaq.

Some key provisions of the Inducement Plan are:  (i) the Board has the power to delegate the administration of the Inducement Plan to the Compensation Committee; (ii) the number of shares that may be issued pursuant to options shall not exceed 465,900; (iii) the exercise price of each option shall not be less than 100% of the fair market value of the common stock on the date of grant; (iv) the options shall be exercisable for a maximum period of 10 years or a shorter period as set forth in the grant agreement; (v) the options may vest in periodic installments that may or may not be equal, as determined in the grant agreement; (vi) no repricing, cancelling or regranting of options is allowed; (vii) shares that are forfeited or cancelled do not revert back to the Inducement Plan; (viii) withholding of shares to satisfy the tax obligation is permitted; (ix) the Board has the right to permit whether an option be granted in the manner of cash or in stock; (x) the Board has the right to accelerate the options; and (xi) the Board can amend, and suspend the Inducement Plan as it deems necessary.

All 465,900 shares of common stock that were granted at closing, remain issued to individuals so designated, have been exercised or cancelled.

EMPLOYMENT, SEVERANCE AND CHANGE OF CONTROL AGREEMENTS

Employment Agreements

Effective October 28, 2009, Mr. Brown and Mr. Carney, entered into amended employment agreements collectively, and effective July 28, 2010, Mr. Teichman entered into an employment letter  (the “Agreements”).  The Agreements provide as follows:

David L. Brown

Salary

Effective March 1, 2010, Mr. Brown’s annual base salary was set at $410,000 and is subject to annual review by the Compensation Committee of the Board (the “Committee”).  Effective March 7, 2011, the Board of Directors at the recommendation of the Committee increased Mr. Brown’s salary to $445,000.

Annual Bonus

Mr. Brown is eligible to earn an annual incentive bonus, as determined by the Committee.  The annual target bonus amount will be set at 115%, or as amended by the Committee, of his annual base salary.  Mr. Brown must remain an active employee through the time the Committee determines bonus amounts for him to earn a bonus.

Benefits

The Company will pay for the grossed up premiums for Mr. Brown, for  a life insurance policy with coverage at a minimum of $2,000,000, and for a disability insurance policy with coverage at a minimum of 80% of Mr. Brown’s base salary.

Severance Benefits

In the event that, prior to a Change of Control (as defined in the amended and restated employment agreement), Mr. Brown is terminated without cause (as defined in the applicable agreement) or resigns with good reason (certain material adverse changes in the terms and conditions of his employment), Mr. Brown is entitled to the following, subject to Mr. Brown’s execution of an effective release of claims in favor of the Company, and Mr. Brown’s observation of his continuing obligations to the Company following termination:

(i) A lump sum severance payment to Mr. Brown in an amount equal to eighteen (18) months of Mr. Brown’s the-current base salary plus 150% of the greater of (A) the Target Bonus for the year in which the termination occurs or (B) the prior year’s Target Bonus actually earned by Mr. Brown, subject to withholdings and deductions, (ii) acceleration of the vesting of each then-outstanding, unvested equity award held by Mr. Brown as to that number of shares under each such award that would have vested in the ordinary course had Mr. Brown continued to be employed by the Company for an additional eighteen (18) months (or, if no shares would vest during such time under a specific award due to a cliff vesting provision, then the number of shares vesting and becoming exercisable pursuant to this paragraph shall equal the product of (A) the total number of shares subject to the award and (B) a fraction, the numerator of which is eighteen (18) plus the number of whole months that have elapsed between Mr. Brown’s vesting commencement date and the date of termination, and the denominator of which is the total number of months in the vesting schedule), with such vesting occurring as of the date of Mr. Brown’s termination, (iii) extension of the post-termination exercise period of all non-statutory stock options then held by Mr. Brown such that such options, to the extent vested, are exercisable until the earlier of (A) the original term expiration date for such award and (B) the first anniversary of Mr. Brown’s termination date and (iv) if Mr. Brown timely elects COBRA health insurance coverage, payment by the Company of Mr. Brown’s COBRA premiums for eighteen (18) months following the date his employment terminates or until such earlier date as he is no longer eligible for COBRA coverage or he becomes eligible for health insurance coverage from another source (provided that Mr. Brown must promptly inform the Company, in writing, if he becomes eligible for health insurance coverage from another source within eighteen (18) months after the termination).

280G Gross-Up

The amended and restated employment agreement of Mr. Brown was modified such that he is entitled to receive a modified Code Section 280G gross-up in an amount not to exceed $1,000,000.

Change of Control Benefits

In the event the Company undergoes a Change of Control, Mr. Brown is entitled to receive the following benefits, subject to Mr. Brown’s execution of an effective release of claims in favor of the Company, immediately as of the Change of Control:

•
The Company shall make a lump sum payment to Mr. Brown in an amount equal to eighteen (18) months of Mr. Brown’s then-current base salary plus 150% of the greater of (A) the Target Bonus for the year in which the transaction occurs or (B) the prior year’s Target Bonus actually earned by Mr. Brown, subject to withholdings and deductions, and the vesting of each equity award held by Mr. Brown immediately prior to such Change of Control transaction shall accelerate as to all of the then-unvested shares subject to each such award, effective as of immediately prior to the effective time of such Change of Control.

Kevin M. Carney

Salary

Effective March 1, 2010, Mr. Carney’s annual base salary was set at $265,000 and is subject to annual review by the Committee.  Effective March 7, 2011, the Committee increased Mr. Carney’s salary to $285,000.

Annual Bonus

Mr. Carney is eligible to earn an annual incentive bonus, as determined by the Committee.  The annual target bonus amount will be set at 65%, or as amended by the Committee, of his annual base salary.  Mr. Carney must remain an active employee through the time the Committee determines bonus amounts for him to earn a bonus.

Severance Benefits

In the event that, prior to a Change of Control (as defined in the amended and restated employment agreement), Mr. Carney is terminated without cause (as defined in the applicable agreement) or resigns with good reason (certain material adverse changes in the terms and conditions of his employment), Mr. Carney is entitled to the following, subject to Mr. Carney’s execution of an effective release of claims in favor of the Company, and Mr. Carney’s observation of his continuing obligations to the Company following termination:

(i) A lump sum severance payment to Mr. Carney in an amount equal to twelve (12) months of Mr. Carney’s then-current base salary plus 100% of the greater of (A) the Target Bonus for the year in which the termination occurs or (B) the prior year’s Target Bonus actually earned by Mr. Carney, subject to withholdings and deductions, (ii) the vesting of each then-outstanding, unvested equity award held by Mr. Carney will accelerate as to that number of shares under each such award that would have vested in the ordinary course had Mr. Carney continued to be employed by the Company for an additional twelve (12) months (or, if no shares would vest during such time under a specific award due to a cliff vesting provision, then the number of shares vesting and becoming exercisable pursuant to this paragraph with respect to such award shall equal the product of (A) the total number of shares subject to the award and (B) a fraction, the numerator of which is twelve (12) plus the number of whole months that have elapsed between Mr. Carney’s vesting commencement and the date of termination, and the denominator of which is the  total number of months in the vesting schedule), with such vesting occurring as of the date of Mr. Carney’s termination (such vesting, the “12 Month Vesting”), (iii) extension of the post-termination exercise period of all non-statutory stock options then held by Mr. Carney such that such options, to the extent vested, are exercisable until the earlier of (A) the original term expiration date for such award and (B) the first anniversary of Mr. Carney’s termination date and (iv) if Mr. Carney timely elects COBRA health insurance coverage, reimbursement by the Company of Mr. Carney’s COBRA premiums for twelve (12) months following the date his employment terminates or until such earlier date as he is no longer eligible for COBRA coverage or he becomes eligible for health insurance coverage from another source (provided that Mr. Carney must promptly inform the Company, in writing, if he becomes eligible for health insurance coverage from another source within twelve (12) months after the termination).

Change of Control Benefits

In the event the Company undergoes a Change of Control, Mr. Carney is entitled to receive the following benefits, subject to Mr. Carney’s execution of an effective release of claims in favor of the Company, immediately as of the Change of Control:

•
The vesting of each equity award held by Mr. Carney immediately prior to such Change of Control transaction shall accelerate as to 75% of his then-unvested shares subject to each such award, effective as of immediately prior to the effective time of such Change of Control.  Notwithstanding the foregoing, in the event of a Change of Control in which either (A) the acquiring or surviving entity does not agree to assume or otherwise continue Mr. Carney’s outstanding equity awards, or (B) the acquiring or surviving entity does assume or otherwise continue Mr. Carney’s outstanding equity awards but such awards cease to cover shares of common stock that are readily tradable on an established securities market, then 100% of the shares subject to each then-outstanding unvested equity award held by Mr. Carney shall become fully vested and, as applicable, exercisable, effective as of immediately prior to the effective time of such Change of Control.

•
If following the effective date of a Change of Control (as defined in the employment agreement) either (x) the Company (or its successor) terminates Mr. Carney’s employment without cause (and other than as a result of Mr. Carney’s death or disability), or (y) Mr. Carney resigns with good reason, and in either such case such event constitutes a “separation from service”, then Mr. Carney shall be eligible to receive the severance benefits described above in “Severance Benefits” section, except that the vesting acceleration of each then-outstanding, unvested equity award held by Mr. Carney will accelerate as to the greater of (A) the 12 Month Vesting or (B) 75% of Mr. Carney’s then-unvested shares.  Mr. Carney’s receipt of these benefits is subject to his execution of an effective release of claims in favor of the Company.

Jason Teichman

Salary

Effective August 5, 2010, Mr. Teichman’s annual base salary was set at $225,000 and is subject to annual review by the Committee.

Annual Bonus

Mr. Teichman is eligible to earn an annual incentive bonus, as determined by the Committee.  The annual target bonus amount will be set at 60%, or as amended by the Committee, of his annual base salary.  Mr. Teichman must remain an active employee through the time the Committee determines bonus amounts for him to earn a bonus.

Severance Benefits

Mr. Teichman participates in the Executive Severance Benefit Plan of the Company (the “Severance Plan”).  In the event that, prior to a Change of Control, Mr. Teichman is terminated without cause or resigns with good reason (certain material adverse changes in the terms and conditions of his employment), at any time during the period commencing on the effective date of a Change of Control and ending eighteen (18) months following the effective date of the Change of Control, and provided such termination constitutes a separation from service, Mr. Teichman, subject to the execution of an effective release of claims in favor of the Company and observation of his continuing obligations to the Company following termination, is entitled to the following:

(a) The Company shall make a lump sum severance payment in an amount equal to six (6) months of his then current base salary, and (ii) 50% of the greater of (A) the Target Bonus (as defined in the Severance Plan) for the year in which the termination occurs and (B) the prior year’s Target Bonus actually earned, subject to withholdings and deductions, provided, however, no payment shall be made prior to the effective date of Mr. Teichman’s release of claims; (b) the vesting acceleration of the unvested shares of common stock and unexercised stock options that were issued pursuant to his or her compensatory equity awards, such that the shares that would have vested under such awards had he remained employed by the Company for six (6) months following the termination of his employment shall vest, and in the case of stock options, become immediately exercisable, (and if no shares would vest during such time under a specific award due to a cliff vesting provision, then the number of shares vesting and becoming exercisable pursuant to this paragraph shall equal the product of (i) the total number of shares subject to the award and (ii) a fraction, the numerator of which is six (6) plus the number of whole months that have elapsed between the vesting commencement date and the date of his termination, and the denominator of which is the total number of months in the vesting schedule), with such vesting occurring as of the date of his termination of employment;  Eligible Employee’s termination; (c) extension of the post-termination exercise period of all non-statutory stock options then held by Mr. Teichman so that such options, to the extent vested, are exercisable until the earlier of (a) the original term expiration date for such award and (b) the first anniversary of Mr. Teichman’s termination date; and (d) continuation of coverage under a health, dental, or vision plan sponsored by the Company under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”).  The Company will pay COBRA premiums for a period of up to six (6) months following his termination of employment (but in no event longer that the date on which he ceases to be eligible for COBRA).  Upon the conclusion of such period of insurance premium payments made by the Company, Mr. Teichman will be responsible for the entire payment of premiums required under COBRA for the duration of the COBRA period.

Change of Control Benefits

•
Immediately prior to a Change of Control (as such term is defined in the Severance Plan), and subject to Mr. Teichman’s continued employment with the Company through such time, 25% of the then-unvested shares subject to each then-outstanding equity award (or such lesser number as then remain unvested) held by Mr. Teichman shall become fully vested, and, as applicable exercisable.

•
The vesting of each then-unvested equity award (including stock options) shall be accelerated as to that number of shares equal to the greater of (1) the 6 month acceleration and (2) fifty percent (50%) of the then-unvested shares subject to such award, such accelerated vesting and exercisability effective as of the date of Mr. Teichman’s termination of employment.

•
In addition, in the event of a Change of Control in which either (i) the acquiring or surviving entity does not agree to assume or otherwise continue Mr. Teichman’s outstanding equity awards, or (ii) the acquiring or surviving company does assume or otherwise continue Mr. Teichman’s outstanding equity awards but such awards cease to cover shares of common stock that are readily tradable on an established securities market, then 100% of the shares subject to each then-outstanding unvested equity award held by Mr. Teichman shall become fully vested, and as applicable, exercisable.

Clawback

On March 7, 2011, all of the employment agreements, including the Severance Plan, were amended to provide for a clawback provision which basically states that notwithstanding the terms of the agreement to the contrary, any portion of the payments and benefits provided under the agreement, as well as any other payments and benefits which the NEOs and other senior executives receive pursuant to a Company plan or other arrangement, shall be subject to a clawback to the extent necessary to comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act or any Securities and Exchange Commission rule.

2005 Equity Incentive Plan

Under the 2005 Plan, in the event of specified significant corporate transactions, such as a sale of all or substantially all of the Company’s assets, a sale of at least 90% of the Company’s outstanding securities, a merger in which the Company is not the surviving entity, or a merger in which the Company is the surviving entity, but the Company’s common stock outstanding immediately prior to the transaction is exchanged or converted into other property, all outstanding stock awards under the 2005 Equity Incentive Plan may be assumed, continued or substituted for by any surviving or acquiring entity (or its parent company).  If the surviving or acquiring entity (or its parent company) elects not to assume, continue or substitute for such stock awards, then (i) with respect to any such stock awards that are held by individuals whose service with us or the Company’s affiliates has not terminated more than three months prior to the effective date of the corporate transaction, the vesting and exercisability provisions of such stock awards will be accelerated in full and such awards will be terminated if not exercised prior to the effective date of the corporate transaction, and (ii) all other outstanding stock awards will terminate if not exercised prior to the effective date of the corporate transaction.  The Company’s Board may also provide that the holder of an outstanding stock award not assumed in the corporate transaction will surrender such stock award in exchange for a payment equal to the excess of (i) the value of the property that the optionee would have received upon exercise of the stock award, over (ii) the exercise price otherwise payable in connection with the stock award.

2008 Equity Incentive Plan

Under the 2008 Plan, in the event of specified significant corporate transactions, such as a sale of all or substantially all of the Company’s assets, a sale of at least 90% of the Company’s outstanding securities, a merger in which the Company is not the surviving entity, a merger in which the Company is not the surviving entity, or a merger in which the Company is the surviving entity, but the Company’s common stock outstanding immediately prior to the transaction is exchanged or converted into other property, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all outstanding stock awards under the 2008 Plan or may substitute similar stock awards for stock awards outstanding under the 2008 Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the specified corporate transaction), and any reacquisition or repurchase rights held by the Company in respect of common stock issued pursuant to stock awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such specified corporate transaction.  A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of a stock award or substitute a similar stock award for only a portion of a stock award.  The terms of any assumption, continuation or substitution shall be set by the Board.

Except as otherwise stated in the 2008 Plan, in the event of a specified corporate transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding stock awards or substitute similar stock awards for such outstanding stock awards, then with respect to stock awards that have not been assumed, continued or substituted and that are held by participants in the 2008 Plan whose continuous service with the Company has not terminated prior to the effective time of the specified corporate transaction, the vesting of such stock awards (and, with respect to options and stock appreciation rights, the time at which such stock awards may be exercised) shall be accelerated in full to a date prior to the effective time of such specified corporate transaction (contingent upon the effectiveness of the corporate transaction) as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the corporate transaction), and such stock awards shall terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by the Company with respect to such stock.

2005 Non-Employee Director’s Stock Option Plan

Under the 2005 Directors’ Plan, in the event of specific significant corporate transactions, such as a sale of all or substantially all of the Company’s assets, a sale of at least 90% of the Company’s outstanding securities in a merger, consolidation or similar transaction in which the Company is not the surviving entity, or a merger, consolidation or similar transaction in which the Company is the surviving entity but the Company’s common stock outstanding immediately prior to the transaction is exchanged for or converted into other property, all outstanding awards under the 2005 Non-Employee Directors’ Stock Option Plan may be assumed, continued or substituted for by any surviving or acquiring entity (or its parent company).  If the surviving or acquiring entity (or its parent company) elects not to assume, continue or substitute for such awards, then (i) with respect to any such awards that are held by optionees then performing services for the Company or any of the Company’s affiliates, the vesting and exercisability of such awards will be accelerated in full and such awards will be terminated if not exercised prior to the effective date of the corporate transaction, and (ii) all other outstanding awards will terminate if not exercised prior to the effective date of the corporate transaction.  The Board may also provide that the holder of an outstanding award not assumed in the corporate transaction will surrender such award in exchange for a payment equal to the excess of (i) the value of the property that the holder would have received upon exercise of the award, over (ii) the exercise price otherwise payable in connection with the award.

Executive Severance Benefit Plan

The Severance Plan  was amended on March 7, 2011.  The Severance Plan covers certain officers (other than David Brown and Kevin Carney), and certain others who have employment agreements, and some of other key employees, as designated by the Board, are also eligible for severance benefits, including cash severance payments and accelerated vesting of outstanding stock and options.

Termination Without Cause or Resignation for Good Reason. Under the Severance Plan, if an Eligible Employee’s (as such term is defined in the Severance Plan), employment with the Company terminates without cause, or the Eligible Employee terminates his or her employment with good reason, the Eligible Employee is entitled to a lump sum severance payment to the Eligible Employee in an amount equal to six months of the Eligible Employee’s then-current base salary (as defined in the Severance Plan), and 50% of the greater of (i) the Eligible Employee’s Target Bonus (as such term is defined in the Severance Plan) for the year in which the termination occurs and (ii) the prior year’s Target Bonus actually earned, subject to withholdings and deductions.  Additionally, the Eligible Employee would be entitled to acceleration of six months’ worth of vesting of the shares of stock held by the Eligible Employee and the shares of stock subject to any options held by the Eligible Employee, subject to adjustment in the event that no shares would vest under an award due to a cliff vesting provision.  Further, we will pay any Consolidated Omnibus Budget Reconciliation Act of 1985, or COBRA, payments for six months.

Termination Without Cause or Resignation for Good Reason Following a Change of Control.  Under the Severance Plan, if within eighteen months following a change of control an Eligible Employee’s employment with the Company terminates without cause, or if the Eligible Employee terminates his or her employment with good reason, the Eligible Employee is entitled to the same benefits as would be received in the event of a termination without cause or resignation for good reason (described above), except that instead of the acceleration of six months’ worth of vesting of shares of stock held by the Eligible Employee, the vesting (and in the case of options’ exercisability) of each then-unvested equity award held by the Eligible Employee shall be accelerated as to that number of shares equal to the greater of (i) the acceleration of six months’ worth of vesting (and exercisability) and (ii) 50% of the then-unvested shares subject to such award, with such accelerated vesting  (and exercisability) effective as of the termination of employment.

Change in Control Benefits

•
Immediately prior to a Change of Control (as such term is defined in the Severance Plan), and subject to the Eligible Employee’s continued employment with the Company through such time, 25% of the then-unvested shares subject to each then-outstanding equity award (or such lesser number as then remain unvested) held by the Eligible Employee shall become fully vested, and, as applicable exercisable.

•
The vesting of each then-unvested equity award (including stock options) shall be accelerated as to that number of shares equal to the greater of (1) the 6 month acceleration and (2) fifty percent (50%) of the then-unvested shares subject to such award, such accelerated vesting and exercisability effective as of the date of the Eligible Employee’s termination of employment.

•
In addition, in the event of a Change of Control in which either (i) the acquiring or surviving entity does not agree to assume or otherwise continue the Eligible Employee’s outstanding equity awards, or (ii) the acquiring or surviving company does assume or otherwise continue the Eligible Employee’s outstanding equity awards but such awards cease to cover shares of common stock that are readily tradable on an established securities market, then 100% of the shares subject to each then-outstanding unvested equity

Conditions to Receipt of Benefits.  To be eligible to receive benefits under the Severance Plan, the Eligible Employee must execute a general waiver and release of claims in favor of the Company.  If an Eligible Employee is terminated for cause or resigns without good reason, the Eligible Employee is ineligible for benefits under the Executive Severance Benefit Plan.  Award held by the Eligible Employee shall become fully vested, and as applicable, exercisable.

Summary of Estimated Amounts Payable Upon a Separation or Change of Control

The table below estimates amounts payable upon a separation, change of control and a separation following a change of control as of December 31, 2010 for Messrs. Brown, Carney and Teichman using $8.45, the closing price of the stock on that date:

Name	Termination Without Cause or Resignation for Good Reason		Change of Control		Termination Without Cause or Resignation for Good Reason Following a Change of Control
David L. Brown
Separation Benefit(1)	$1,117,500		$1,117,500		$—
Stock Options	$458,054	(2)	$1,602,906	(3)	$—
Restricted Stock	$542,848		$3,620,825	(3)	$—
COBRA Premiums(4)	$24,400		—		$24,400
Total	$2,142,802		$6,341,231		$24,400

Kevin M. Carney
Separation Benefit(5)	$585,000		—		$372,400
Stock Options	$87,370	(7)	$108,656	(8)	$27,164	(9)
Restricted Stock	$590,585		$777,083		$194,271
COBRA Premiums(6)	$16,048		—		$16,048
Total	$1,279,003		$885,739		$609,883

Jason M. Teichman(10)
Separation Benefit	$112,500	(10)	—		$247,500
Stock Options	$66,344	(11)	$72,375		$72,375	(13)
Restricted Stock	$105,625	(11)	$158,438	(12)	$158,438	(13)
COBRA Premiums	$9,579		—		$9,579
Total	$294,048		$230,813		$487,892

(1)	Lump sum severance payment in an amount equal to 18 months of then-current base salary plus 150% of prior year’s bonus.

(2)	Unvested equity awards held will accelerate as to the same extent as such awards would have been vested had employment continued for an additional 18 months.

(3)	Unvested equity awards held will accelerate and become immediately and fully vested.

(4)	Payment by the Company of COBRA premiums for a maximum of 18 months.

(5)	Lump sum severance payment in an amount equal to 12 months of then-current base salary plus 100% of prior year’s bonus.

(6)	Reimbursement of COBRA premiums for a maximum of 12 months.

(7)	Unvested equity awards held will accelerate as to the same extent as such awards would have been vested had employment continued for an additional 12 months.

(8)	Unvested equity awards held will accelerate as to 75% of the then-unvested awards.

(9)
Unvested equity awards held will accelerate as to the greater of (A) the same extent as such awards would have been vested had employment continued for an additional 12 months or (B) 75% of the then-unvested awards.

(10)	Severance payment in an amount equal to six months’ salary, payable in accordance with the Company’s standard payroll practices.

(11)	Unvested equity awards held, will accelerate as to the same extent as such awards would have been vested had employment continued for an additional six months.

(12)	Unvested equity awards held will accelerate as to 25% of the then unvested awards.

(13)
Unvested equity awards will accelerate as to the greater of (A) the same extent as such awards would have been vested had employment continued for an additional six months or (B) 50% of the then-unvested awards.

PROPOSAL 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are requesting our stockholders’ advisory approval of the compensation of our NEOs, as disclosed in the “Compensation Discussion and Analysis,” the compensation tables, and the narrative discussion set forth on pages 22 to 48 of this proxy statement. This non-binding advisory vote is commonly referred to as a “say on pay” vote.

The Compensation Committee, which is responsible for designing and administering our executive compensation program, continuously refines the Company’s executive compensation structure and processes, consistent with evolving corporate governance practices and the views of our stockholders.  The Compensation Committee designs our executive compensation programs to focus executive decision making on our overall business strategy, reinforce a pay for performance culture, remain responsible in the face of economic adversity, and allow the Company to attract and retain executives with the skills critical to the Company’s long-term success.  For instance, during the challenging economic environment in 2008, even though the Company was able to achieve modest increases in revenue, none of the NEO’s and senior management executives received salary increases or bonuses at the start of 2009. Similarly, the executives were rewarded at the beginning of 2011 with variable cash compensation reflecting the Company’s GAAP revenue of over $120 million during 2010.  We believe that our compensation philosophy provides a very real linkage between Company results, stockholder value and executive compensation.  We encourage you to carefully review the “Compensation Discussion and Analysis” beginning on page 22 of this proxy statement for additional details on our executive compensation, including our compensation philosophy and objectives, as well as the processes the Compensation Committee used to determine the structure and amounts of the compensation of our NEOs in fiscal 2010.

We are asking our stockholders to indicate their support for our NEOs’ compensation as described in this proxy statement.  This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement. Accordingly, we are asking you to vote, on an advisory basis, “For” the following resolution at the Annual Meeting of Stockholders:

“RESOLVED, that the compensation paid to Web.com Group, Inc.’s named executive officers, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules, including the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth on pages 22 to 48 of this proxy statement, is hereby approved.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS
AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 3

ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE
ON EXECUTIVE COMPENSATION

We are providing our stockholders with the opportunity to cast an advisory vote on how frequently we should seek an advisory vote on the compensation of our NEOs, commonly referred to as a “say on pay” vote, as provided in Proposal 2. This advisory vote is referred to here as the “frequency of say on pay” vote. Under this Proposal 3, stockholders may vote on whether they would prefer to have a “say on pay” vote every 1 year, every 2 years, or every 3 years.

After careful consideration of Proposal 3, our Board of Directors has determined that an advisory vote on executive compensation that occurs every year is the appropriate decision for the Company.  Therefore, our Board recommends that you vote for a one-year advisory vote on executive compensation.  The Board believes that an annual “say on pay” advisory vote will allow the Company’s stockholders to provide their views and opinion on the Company’s compensation philosophy, policies and practices as disclosed in the proxy statement every year.  We understand that our stockholders may have different views as to what is the best approach to soliciting view on the Company’s executive compensation programs and practices, and we look forward to hearing from our stockholders on this Proposal.

You may cast your vote on your preferred voting frequency by choosing the option of 1 year, 2 years, or 3 years or abstain from voting when you vote in response to the resolution set forth below.

“RESOLVED, that the option of 1 year, 2 year or 3 years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which Web.com Group, Inc. is to hold a stockholder vote to approve the compensation of the NEOs, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules (including the Compensation Discussion and Analysis, compensation tables and narrative discussion).”

You are not voting to approve or disapprove the Board’s recommendation.

While this advisory vote on the “frequency of say on pay” is non-binding, the Board and the Compensation Committee will give careful consideration to the choice that receives the most votes when considering the frequency of future “say on pay” votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE “1 YEAR” FREQUENCY FOR FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

PROPOSAL 4
APPROVAL OF ADDITIONAL SHARES FOR THE
WEB.COM GROUP, INC. (F/N/A WEBSITE PROS., INC)
AMENDED AND RESTATED 2008 EQUITY INCENTIVE PLAN

The Amended and Restated 2008 Equity Incentive Plan (the “2008 Plan”) was originally adopted by the Board of the Company (the “Board”) in March 2008 and was approved by the stockholders at the Company’s 2008 Annual Meeting of Stockholders in May 2008. The Board is now requesting that the stockholders approve the amendment of the 2008 Plan, as approved by the Board on March 7, 2011, to increase of the number of authorized shares reserved for issuance under the 2008 Plan by 4 million, for an aggregate share authorization of 7 million shares.  Stockholder approval of this proposal will also constitute a re-approval of the 2008 Plan for purposes of Section 162(m) of the Code.

The Board believes that Proposal 4 is in our best interest and in the best interest of our stockholders.  The 2008 Plan is critical to our ongoing effort to build stockholder value. As discussed in the Compensation Discussion and Analysis of this proxy statement, equity incentive awards are central to our compensation program.  The Board believes that our ability to grant stock awards to new and existing employees has helped and will continue to help us attract, retain and motivate employees.  Additionally, we are seeking approval of the 2008 Plan so that awards granted under the 2008 Plan will continue to be able to qualify under Section 162(m) as deductible performance-based compensation.

Vote Required and Recommendation of The Board

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve this Proposal 4.  Abstentions and broker non-votes will be counted towards a quorum.  Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes.  Broker non-votes are not counted for any purpose in determining whether this matter has been approved

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL 4.

Summary of the 2008 Plan

A summary of the principal features of the 2008 Plan follows below. The summary is qualified in its entirety by reference to the full text of the 2008 Plan.  Stockholders are urged to read the actual text of the 2008 Plan in its entirety, which is attached to this proxy statement as Appendix A.

Types of Awards

The 2008 Plan provides for the grant of incentive stock options, nonstatutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, performance stock awards, performance cash awards, and other stock-based awards. In this Proposal 4, we refer to the various types of stock awards collectively as the “stock awards” and to the various types of stock awards and cash awards collectively as the “awards.”

Eligibility

Awards may be granted under the 2008 Plan to our employees, directors and consultants. Only our employees (including officers) may receive incentive stock options. As of March 9, 2011, approximately 1,050 employees and seven non-employee directors were eligible to participate in the 2008 Plan.

Administration

The Board, or a committee of the Board, will administer the 2008 Plan. The Board has delegated administration of the 2008 Plan to the Compensation Committee (the “Committee”) of the Board but has retained the authority to concurrently administer the 2008 Plan with the Committee and may, at any time, revert in itself some or all of the powers previously delegated to the Committee. As used in this Proposal 4, except as explicitly stated otherwise, with respect to the 2008 Plan, the “Board” refers to the Committee, any committee the Board appoints or, if applicable, any subcommittee, as well as to the Board itself.

A committee may consist of two or more “non-employee directors” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or of two or more “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). For grants of awards to employees other than our officers, the 2008 Plan also permits delegation of administration of the 2008 Plan to one or more of our “officers” within the meaning of Section 16 of the Exchange Act, as amended, and the rules and regulations promulgated thereunder.

As administrator of the 2008 Plan, the Board has the authority to implement, construe and interpret its provisions. Among other things, the Board has the power to determine award recipients and the terms of awards including the exercise price, the number of shares subject to each award, the exercisability of stock awards and the form of consideration payable at exercise. The Board also determines the fair market value applicable to a stock award. The Board has the power to approve forms of award agreements, and to adopt procedures and sub-plans to permit employees, directors or consultants who are foreign nationals or employed outside the United States to participate in the 2008 Plan.

Prohibition on Repricing and Cancellation and Re-Grant of Stock Awards

The 2008 Plan expressly provides that the Board does not have the authority to reprice any outstanding stock awards  under the 2008 Plan or to cancel and re-grant any outstanding stock awards under the 2008 Plan, unless our stockholders have approved such an action within 12 months prior to the repricing or cancellation and re-grant event.

Stock Subject to the 2008 Plan

If this Proposal 4 is approved, an additional  4 million  shares of common stock, for an aggregate of 7 million shares, may be issued pursuant to stock awards granted under the 2008 Plan.  As of March 9, 2011, 2011, under the 2008 Plan, a total of 195,867 shares of common stock were available for issuance, options to purchase 872,807_shares of common stock at a weighted average exercise price of $3.77 per share were outstanding, 80,000 unvested restricted stock unit awards were outstanding, and an additional 513,750 shares of common stock were issued under unvested restricted stock awards granted under the 2008 Plan. The Board may not provide for the increase in the shares reserved under the 2008 Plan without the approval of a majority of the votes cast in person or by proxy by our stockholders.

If the shares of common stock subject to stock awards granted under the 2008 Plan are forfeited because of a failure to vest, expire or otherwise terminate without having been exercised in full or are settled in cash (i.e., participant receives cash rather than stock), such shares will return to the 2008 Plan and be available for issuance under the 2008 Plan. In addition, if any shares subject to a stock award are not delivered to a participant because the shares are withheld to satisfy tax withholding requirements or are used to pay the exercise or purchase price of a stock award, the number of shares that are not delivered to the participant will be available for subsequent issuance under the 2008 Plan.

The maximum number of shares of common stock that may be granted to any participant in a calendar year attributable to options, stock appreciation rights and other appreciation-only stock awards under the 2008 Plan shall not exceed 1 million shares of stock. Stockholder approval of this Proposal 4 will also constitute a re-approval of this 1 million-share limitation for purposes of Section 162(m) of the Code. This limitation helps assure that any deductions to which the Company would otherwise be entitled upon exercise of appreciation-only stock awards granted under the 2008 Plan, or upon the subsequent sale of the shares acquired under such appreciation-only stock awards will not be subject to the $1 million limitation on the income tax deductibility of compensation paid to covered executive officers under Section 162(m).

Terms of Options

A stock option is the right to purchase shares of our common stock at a fixed exercise price for a fixed period of time. Stock option grants may be incentive stock options or nonstatutory stock options; however, no more than 7,000,000 shares of common stock may be issued under the 2008 Plan pursuant to the exercise of incentive stock options. Each option is evidenced by a stock option agreement. The Board determines the terms of a stock option including the exercise price, the form of consideration to be paid on exercise, the vesting schedule, restrictions on transfer and the term. The exercise price of a stock option may not be less than 100% of the fair market value of the stock subject to the option on the date of grant (for an incentive stock option 110% if the optionee owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate). As of March 9,  2011, the closing price of our common stock as reported on the Nasdaq Global Select Market was $12.87 per share.

The term of an option will not be longer than ten years (five years if the optionee owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate) and may be subject to restrictions on transfer. When exercised, the exercise price may be paid in a form permitted by the stock option agreement, which may include payment in cash, by check, bank draft, or money order payable to us, pursuant to a program developed under Regulation T promulgated by the Federal Reserve Board, by delivery of other shares of common stock, by a “net exercise” arrangement, or by any other means acceptable to the Board and permissible under applicable law.

Options generally terminate three months after termination of an optionee’s service (or such longer or shorter period as set forth in the option agreement). As set forth in the 2008 Plan, the optionee generally (subject to the terms of the option agreement) will have longer to exercise when termination is due to disability (12 months) or death (18 months).  Under the 2008 Plan, the term of the option may be extended in the event that exercise of the option following termination of service is prohibited by applicable securities laws or if the sale of stock received upon exercise of the option would violate the Company’s insider trading policy. No option may be exercised beyond the expiration of its term.

Options granted under the 2008 Plan may become exercisable in cumulative increments, or “vest,” as determined by the Board at the rate specified in the option agreement. Options granted under the 2008 Plan may be subject to different vesting schedules as determined by the Board.  The Board also has flexibility to provide for accelerated vesting of equity awards in certain events.

Generally, an optionee may not transfer a stock option other than by will or the laws of descent and distribution or a domestic relations order. However, to the extent permitted under the terms of the applicable option agreement, an optionee may designate a beneficiary who may exercise the option following the optionee’s death.

Terms of Restricted Stock Awards

Restricted stock awards are awards of shares of our common stock that vest in accordance with terms and conditions established by the Board. Each restricted stock award is evidenced by a restricted stock award agreement that sets forth the terms and conditions of the award. The Board sets the terms of the restricted stock awards including the size of the restricted stock award, the price (if any) to be paid by the recipient, the vesting schedule, and any performance criteria that may be required for the stock to vest. The restricted stock award may vest based on continued employment and/or the achievement of performance goals. If a participant’s service terminates before the restricted stock is fully vested, all of the unvested shares may be forfeited to, or repurchased by, the Company, as provided for in the restricted stock award agreement. Shares of common stock issued to a recipient under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement.

Terms of Restricted Stock Unit Awards

A restricted stock unit is a right to receive stock or cash equal to the value of a share of stock at the end of a set period. No stock is issued at the time of grant. Each restricted stock unit award is evidenced by a restricted stock unit award agreement that sets forth the terms and conditions of the award. The Board sets the terms of the restricted stock unit award, including the size of the restricted stock unit award, the consideration (if any) to be paid by the recipient, the vesting schedule,  any performance criteria and the form (stock or cash) in which the award will be settled. The Company will settle a payment due to the recipient of a restricted stock unit award by deliver of shares of common stock, by cash, by a combination of cash and stock, or in any other form of consideration determined by the Board and set forth in the restricted stock award agreement. Dividend equivalents may be credited in respect of shares of common stock covered by a restricted stock unit award. When a participant’s service terminates, the unvested portion of the restricted stock unit award will be forfeited unless otherwise provided in the restricted stock unit award agreement.

Terms of Stock Appreciation Rights

A stock appreciation right, or SAR, is the right to receive the appreciation in the fair market value of our common stock between the date of grant and the exercise date for the number of shares of our common stock that are exercised. Each SAR is evidenced by a stock appreciation right agreement specifying the exercise price, vesting schedule, number of shares granted and the other terms of the SAR.

When a SAR is exercised, the holder is entitled to an amount equal to the difference between (a) the fair market value of a share of our common stock on the date the SAR was granted and (b) the fair market value of a share of our common stock on the date the SAR is exercised. We may pay the amount of the appreciation in cash or shares of our common stock, a combination of both or in any other form of consideration determined by the Board and set forth in the SAR agreement. SARs generally terminate three months after termination of a holder’s service or as set forth in the SAR agreement.

Terms of Performance Based Stock Awards and Performance Cash Awards

Performance Stock Awards.  A performance stock award may be granted, may vest, or may be exercised upon achievement of pre-determined performance goals. A performance stock award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Board or a committee of the Board. The maximum number of shares of our common stock that may be granted to any participant in a calendar year attributable to performance stock awards under the 2008 Plan shall not exceed 1,000,000 shares of stock   Stockholder approval of this Proposal 4 will also constitute a re-approval of this 1 million-share limitation for purposes of Section 162(m) of the Code. This limitation helps assure that any deductions to which the Company would otherwise be entitled upon the issuance of performance stock awards under the 2008 Plan will not be subject to the $1 million limitation on the income tax deductibility of compensation paid to covered executive officers under Section 162(m).  In addition, to the extent permitted by applicable law and the award agreement, the Board (or committee as applicable) may determine that cash may be used in payment of performance stock awards.

Performance Cash Awards.  A performance cash award is a cash award that is paid upon the achievement of performance goals during a performance period. A performance cash award may also require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Board or a committee of the Board. The Board (or committee as applicable) may specify the form of payment of performance cash awards, which may be cash or other property, or may provide for a participant to have an election for his or her performance cash award, or such portion thereof as the Board (or committee as applicable) may specify, to be paid in whole or in part in cash or other property. In addition, to the extent permitted by applicable law and the applicable award agreement, the Board (or committee as applicable) may determine that common stock authorized under the 2008 Plan may be used in payment of performance cash awards.  The maximum value that may be granted to any participant in a calendar year attributable performance cash awards under the 2008 Plan shall not exceed $3,000,000.  Stockholder approval of this Proposal 4 will also constitute a re-approval of this $3 million limitation for purposes of Section 162(m) of the Code. This limitation helps assure that any deductions to which the Company would otherwise be entitled upon the issuance of performance cash awards under the 2008 Plan will not be subject to the $1 million limitation on the income tax deductibility of compensation paid to covered executive officers under Section 162(m).

Performance Goals.  The Board determines performance goals under the 2008 Plan based on any one or more of the following criteria: (i) earnings per share; (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity; (vi) return on assets, investment, or capital employed; (vii) operating margin; (viii) gross margin; (ix) operating income; (x) net income (before or after taxes); (xi) net operating income; (xii) net operating income after tax; (xiii) pre-tax profit; (xiv) operating cash flow; (xv) sales or revenue targets; (xvi) increases in revenue or product revenue; (xvii) expenses and cost reduction goals; (xviii) improvement in or attainment of working capital levels; (xix) economic value added (or an equivalent metric); (xx) market share; (xxi) cash flow; (xxii) cash flow per share; (xxiii) share price performance; (xxiv) debt reduction; (xxv) implementation or completion of projects or processes; (xxvi) customer satisfaction; (xxvii) stockholders’ equity; and (xxviii) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board (or committee as applicable).

Performance goals may be based on a Company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relative indices. The Board (or committee as applicable) is authorized to determine whether, when calculating the attainment of performance goals for a performance period, to exclude one or more of the following: (i) restructuring and/or other nonrecurring charges; (ii) exchange rate effects, as applicable, for non-U.S. dollar net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting principles; (iv) to exclude the effect of any statutory adjustments to corporate tax rates; and (v) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles. In addition, the Board (or committee as applicable) retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of performance goals.

Terms of Other Stock Awards

The Board may grant other incentive awards that are based in whole or in part by reference to the value of our common stock. Subject to the provisions of the 2008 Plan, the Board has the authority to determine the persons to whom and the dates on which such other stock awards will be granted, the number of shares of common stock (or cash equivalents) to be subject to each award, and other terms and conditions of such awards.

Changes to Capital Structure

In the event any change is made in the shares subject to the 2008 Plan or any stock award granted under the 2008 Plan, whether through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or otherwise, the Board will adjust: (a) the class(es) and maximum number of securities subject to the 2008 Plan, (b) the class(es) and maximum number of securities that may be issued pursuant to the exercise of incentive stock options, (c) the class(es) and maximum number of securities (or amount of cash consideration) that may be awarded to any person pursuant to performance stock awards and other stock-based awards intended to satisfy the requirements of Section 162(m) of the Code (such as options and stock appreciation rights), and (d) the class(es) and number of securities and price per share of stock subject to outstanding stock awards.

Corporate Transactions; Changes in Control

In the event of a corporate transaction (as such term is defined in the 2008 Plan), outstanding stock awards under the 2008 Plan may be assumed, continued, or substituted by the surviving corporation. If the surviving corporation does not assume, continue, or substitute such stock awards, then (a) any stock awards that are held by individuals performing services for us immediately prior to the effective time of the corporate transaction, the vesting and exercisability provisions of such stock awards will be accelerated in full and such stock awards will be terminated if not exercised prior to the effective time of the corporate transaction, and (b) all other outstanding stock awards will be terminated if not exercised on or prior to the effective time of the corporate transaction. Notwithstanding the foregoing, if a stock award would terminate if not exercised prior to the effective time of a corporate transaction, the Board, in its sole discretion, may provide that the holder of such stock award may not exercise it but instead will receive a payment, in such form as may be determined by the Board, equal in value to the excess, if any, of the value of the property such holder would have received upon exercise of the stock award (including, at the discretion of the Board, any unvested portion of the stock award) over any exercise price payable by such holder in connection with such exercise.

A stock award may be subject to additional acceleration of vesting and exercisability upon or after a change of control (as such term is defined in the 2008 Plan) as may be provided in the stock award agreement or as may be provided in any other written agreement between us or any of our affiliates and the participant; however, in the absence of such provision, no such acceleration shall occur.

Duration, Suspension, Termination, and Amendment

The Board may suspend, terminate or amend the 2008 Plan at any time. However, if legal, regulatory or listing requirements require stockholder approval, the amendment will not go into effect until the stockholders have approved the amendment. No amendment or termination of the 2008 Plan will adversely affect any rights under awards already granted to a participant unless agreed to by the affected participant. The 2008 Plan is scheduled to terminate on March 31, 2018. No awards may be granted under the 2008 Plan while the 2008 Plan is suspended or after it is terminated.

Tax Withholding

The Board may require a participant to satisfy any federal, state, local, or foreign tax withholding obligation relating to a stock award by (a) causing the participant to tender a cash payment, (b) withholding shares of common stock from the shares of common stock issued or otherwise issuable to the participant in connection with the award,(c) withholding cash from an award settled in cash or other amounts payable to the participant, or (d) by other method set forth in the applicable award agreement.

Summary of Federal Income Tax Consequences of the 2008 Plan

The following summary is intended only as a general guide to the U.S. federal income tax consequences under current law of participation in the 2008 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances. Further, the tax consequences are complex and subject to change, and a taxpayer’s particular situation may be such that some variation of the described rules is applicable. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The 2008 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. The Company’s ability to realize the benefit of any tax deductions described below depends on the Company’s generation of taxable income, and is subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of tax reporting obligations.

Incentive Stock Options.  A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code.

If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option was granted and more than one year after the date the option was exercised for those shares, any gain or loss on a disposition of those shares (a “qualifying disposition”) will be a long-term capital gain or loss. Upon such a qualifying disposition, we will not be entitled to any income tax deduction.

If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, generally we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs.

The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may be subject to an alternative minimum tax that is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

Nonstatutory Stock Options.  Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status.  A participant generally recognizes no taxable income as the result of the grant of such an option.  Upon exercise of a nonstatutory stock option, the participant normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares purchased.  If the participant is an employee, such ordinary income is subject to withholding of income and employment taxes. Generally, we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the tax year in which such ordinary income is recognized by the participant.

Upon the disposition of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss.

Stock Appreciation Rights.  A participant recognizes no taxable income upon the receipt of a stock appreciation right.  Upon the exercise of a stock appreciation right, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price.  If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes.  Generally, we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the tax year in which such ordinary income is recognized by the participant.

Restricted Stock.  A participant acquiring restricted stock generally will recognize ordinary income equal to the difference between the fair market value of the shares on the “determination date” (as defined below) and their purchase price, if any.  If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes.  The “determination date” is the date on which the participant acquires the shares unless they are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture.  If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired.  Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss.  Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Generally, we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the year in which such ordinary income is recognized by the participant.

Restricted Stock Units.  No taxable income is recognized upon receipt of a restricted stock unit award. In general, the participant will recognize ordinary income in the year in which the units vest and are settled in an amount equal to any cash received and the fair market value of any nonrestricted shares issued on the date of issuance. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Generally, we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction equal to the amount of ordinary income recognized by the participant. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

Performance Awards.  A participant generally will recognize no income upon the grant of a performance share or performance units award.  Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any nonrestricted shares received.  If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes.  If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described under “Restricted Stock.” Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the “determination date,” will be taxed as capital gain or loss.  Generally, we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction equal to the amount of ordinary income recognized by the participant..

Potential Limitation on Deductions.  Compensation of persons who are “covered employees” of the Company is subject to the tax deduction limits of Section 162(m) of the Code. Awards that qualify as “performance-based compensation” are exempt from Section 162(m), thereby permitting us to claim the full federal tax deduction otherwise allowed for such compensation. The 2008 Plan is intended to enable the Board (or committee as applicable) to grant awards that will be exempt from the deduction limits of Section 162(m).

In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to restricted stock  awards,  restricted stock unit awards,  performance stock awards and performance cash awards will qualify as performance-based compensation if (i) such awards are approved by a compensation committee composed solely of “outside directors,” (ii) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, (iii) the per-employee limitation is approved by the stockholders, and (iv) the exercise or strike price of the award is no less than the fair market value of the stock on the date of grant.  Compensation attributable to restricted stock, restricted stock units, performance shares, performance units, deferred stock and other stock-based awards will qualify as performance-based compensation, provided that (i) the award is approved by a compensation committee composed solely of “outside directors,” (ii) the award is granted, becomes vested or is settled, as applicable, only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) a committee of outside directors certifies in writing prior to the granting (or vesting or settlement) of the award that the performance goal has been satisfied, and (iv) prior to the granting (or vesting or settlement) of the award, the stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount, or formula used to calculate the amount, payable upon attainment of the performance goal). It is intended that options and stock appreciation rights granted under the 2008 Plan qualify as performance-based compensation that is exempt from the $1 million deduction limitation.

It is intended that the Committee may grant restricted stock  awards, restricted stock unit awards, performance stock awards and performance cash awards under the 2008 Plan that qualify as performance-based compensation that is exempt from the $1 million deduction limitation.

New Plan Benefits

Equity Awards Made in Fiscal Year 2011 and Future Equity Awards

        Although we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to participants under the 2008 Plan, we did award our annual equity grants for fiscal year 2011 to our employees, including our executive officers, under the 2008 Plan in February 2011. The largest portion of our grants under the 2008 Plan are typically made during this annual February grant process, and if the proposed increase in the share limit for the 2008 Plan had been in effect in February 2011, we believe that the awards granted to our executive officers and employees would not have been substantially different from those actually made on February 2, 2011.  In addition, pursuant to the terms of our current 2005 Non-Employee Director Equity Plan, our directors will each receive, on the date of the annual meeting of stockholders, an annual grant of restricted stock, as follows:  For Mr. Durden, 4,250 shares of restricted stock and 11,500 stock options; for Mr. Facchina, 4,250 shares of restricted stock and 8,500 stock options; for Mr. Maudlin, 5,000 shares of restricted stock and 15,500 stock options; for Mr. McCoy, 4,250 shares of restricted stock and 10,500 stock option; and for Ms. Quazzo, 4,250 shares of restricted stock and 8,500 stock options.

The following table sets forth information with respect to grants made in fiscal year 2011 through March 9, 2011 under the 2008 Plan to each of the named executive officers and the various indicated groups. It also includes the dollar value of the anticipated awards to be made to our non-employee directors on the date of the annual meeting of stockholders, pursuant to the terms of the 2005 Non Executive Director Equity Plan.

Name	Stock Options #	Restricted Stock #

David L. Brown*	112,000	112,000

Kevin M. Carney*	38,000	38,000

Jason Teichman*	–	–

Hugh M. Durden**	11,500	4,250

Philip J. Facchina**	8,500	4,250

Timothy I. Maudlin**	15,500	5,000

Robert S. McCoy, Jr.**	10,500	4,250

Deborah H. Quazzo**	8,500	4,250

Total:	204,500	172,000

* NEO’s and other senior executives:	255,000	255,000

** Non-Employees Directors:	54,500	22,0000

All other non-executive employees as a whole:	773,000

Vote Required and Recommendation of The Board

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve this Proposal 4.  Abstentions and broker non-votes will be counted towards a quorum.  Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes.  Broker non-votes are not counted for any purpose in determining whether this matter has been approved.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR”THIS PROPOSAL 4.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

From the beginning of fiscal 2010 until the present, there have been no (and there are no currently proposed) transactions involving an amount in excess of $120,000 in which the Company was (or is to be) a participant and any executive officer, director, 5% beneficial owner of the common stock or member of the immediate family of any of the foregoing persons had (or will have) a direct or indirect material interest, except the compensation arrangements described above for the named executive officers and directors and compensation arrangements with the other executive officers not required to be disclosed in this section by SEC rules and regulations.

RELATED TRANSACTIONS – POLICY AND PROCEDURES

The Audit Committee has authority to review and approve all related party transactions as set forth in the Audit Committee Charter.  To identify related party transactions, each year, the Company submits and require its directors and officers to complete Director and Officer Questionnaires identifying any transactions with us in which the executive officer or director or their family members have an interest.  The related party transactions are reviewed due to the potential for a conflict of interest.  A conflict of interest occurs when an individual’s private interest interferes, or appears to interfere, with the Company’s interests.  In addition, the Nominating and Corporate Governance Committee determines, on an annual basis, which members of the Board are independent (as independence is currently defined in Rule 4200(a) (15) of the NASDAQ listing standards).  The Nominating and Corporate Governance Committee reviews and discusses any relationships with directors that would potentially interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director.  Finally, the Company’s Code of Conduct establishes the standards of behavior for all employees, officers, and directors. In 2010, Mr. Maudlin, our Lead Director disclosed to the Company that he had acquired shares of stock in two of the Company’s business partners, namely ExactTarget, Inc. and Innuity, Inc.

The Audit Committee, in the last quarter of 2009, approved hiring Brown & Associates, an entity owned by a relative of the Company’s Chief Executive Officer and Chairman of the Board, on a contingency based fee for a sales tax review and study.  The total amount of fees paid to Brown & Associates for successful refunds of sales tax totaling $0.8 million, was $0.2 million, of which $72 thousand was paid during the year ended December 31, 2010.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders.  This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Web.com’s stockholders will be “householding” the Company’s proxy materials.  A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.  Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.  If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please either notify your broker or direct your written request to the Secretary, Web.com Group, Inc., 12808 Gran Bay Parkway West, Jacksonville, Florida 32258.  You may also make these requests by calling the Secretary at (904) 680-6600.  Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, is available without charge at http://www.web.com or by mail upon written request to: Secretary, Web.com Group, Inc., 12808 Gran Bay Parkway West, Jacksonville, Florida 32258.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the annual meeting.  If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Matthew P. McClure
Date: March 25, 2011	Secretary

Web.com Group, Inc.

Amended and Restated
2008 Equity Incentive Plan

Subject to Stockholder Approval on May 4, 2011

1. General.

(a) Eligible Award Recipients.  The persons eligible to receive Awards are Employees, Directors and Consultants.

(b) Available Awards.  The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Restricted Stock Awards, (iv) Restricted Stock Unit Awards, (v) Stock Appreciation Rights, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.

(c) General Purpose.  The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Awards as set forth in Section 1(a), to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Stock Awards.

2. Administration.

(a) Administration by Board.  The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b) Powers of Board.  The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time (A) which of the persons eligible under the Plan shall be granted Awards; (B) when and how each Award shall be granted; (C) what type or combination of types of Award shall be granted; (D) the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive cash or Common Stock pursuant to a Stock Award; and (E) the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

(ii) To construe and interpret the Plan and Awards, and to establish, amend and revoke rules and regulations for the Plan’s administration.  The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it shall deem necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards.

1.

(iv) To accelerate the time at which a Stock Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

(v) To suspend or terminate the Plan at any time.  Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vi) To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and to bring the Plan and/or Stock Awards into compliance therewith, subject to the limitations, if any, of applicable law. However, except as provided in Section 9(a) relating to Capitalization Adjustments, stockholder approval shall be required for any amendment of the Plan that either (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (D) materially extends the term of the Plan, or (E) expands the types of Awards available for issuance under the Plan, but only to the extent required by applicable law or listing requirements. Except as provided above, rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(vii) To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (B) Section 422 of the Code regarding “incentive stock options” or (C) Rule 16b-3.

(viii) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that the Participant’s rights under any Award shall not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing.  Notwithstanding the foregoing, subject to the limitations of applicable law, if any, and without the affected Participant’s consent, the Board may amend the terms of any one or more Awards if necessary to maintain the qualified status of the Award as an Incentive Stock Option or to bring the Award into compliance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date.

2.

(ix) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(x) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States.

(c) Delegation to Committee.

(i) General.  The Board may delegate some or all of the administration of the Plan to a Committee or Committees.  If administration of the Plan is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.  The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated to the Committee, Committees, subcommittee or subcommittees.

(ii) Section 162(m) and Rule 16b-3 Compliance.  In the sole discretion of the Board, the Committee may consist solely of two (2) or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two (2) or more Non-Employee Directors, in accordance with Rule 16b-3.  In addition, the Board or the Committee, in its sole discretion, may (A) delegate to a Committee which need not consist of Outside Directors the authority to grant Awards to eligible persons who are either (1) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (2) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, or (B) delegate to a Committee which need not consist of Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(d) Delegation to an Officer.  The Board may delegate to one (1) or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options (and, to the extent permitted by applicable law, other Stock Awards) and the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation shall specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself.  Notwithstanding anything to the contrary in this Section 2(d), the Board may not delegate to an Officer authority to determine the Fair Market Value pursuant to Section 13(u)(ii) below.

3.

(e) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

(f)  Cancellation and Re-Grant of Stock Awards.  Neither the Board nor any Committee shall have the authority to: (i) reprice any outstanding Stock Awards under the Plan, or (ii) cancel and re-grant any outstanding Stock Awards under the Plan, unless the stockholders of the Company have approved such an action within twelve (12) months prior to such an event.

3. Shares Subject to the Plan.

(a) Share Reserve.  Subject to the provisions of Section 9 relating to adjustments upon changes in stock, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards after the Effective Date shall not exceed seven million (7,000,000) shares (the “Share Reserve”).  For clarity, the foregoing is a limitation on the number of shares of the Common Stock that may be issued pursuant to the Plan and does not limit the granting of Stock Awards except as provided in Section 7(a).  Shares may be issued in connection with a merger or acquisition as permitted by NASD Rule 4350(i)(1)(A)(iii) or, if applicable, NYSE Listed Company Manual Section 303A.08, or AMEX Company Guide Section 711, and such issuance shall not reduce the number of shares available for issuance under the Plan.  Furthermore, if a Stock Award (i) expires or otherwise terminates without having been exercised in full or (ii) is settled in cash (i.e., the holder of the Stock Award receives cash rather than stock), such expiration, termination or settlement shall not reduce (or otherwise offset) the number of shares of the Common Stock that may be issued pursuant to the Plan.

(b) Reversion of Shares to the Share Reserve.  If any shares of common stock issued pursuant to a Stock Award are forfeited back to the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares which are forfeited shall revert to and again become available for issuance under the Plan.  Also, any shares reacquired by the Company pursuant to Section 8(g) or as consideration for the exercise of an Option shall again become available for issuance under the Plan.  Notwithstanding the provisions of this Section 3(b), any such shares shall not be subsequently issued pursuant to the exercise of Incentive Stock Options.

(c) Incentive Stock Option Limit.  Notwithstanding anything to the contrary in this Section 3(d), subject to the provisions of Section 9(a) relating to Capitalization Adjustments the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options shall be the number of shares of Common Stock in the Share Reserve.

(d) Section 162(m) Limitation on Annual Grants.  Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, no Employee shall be eligible to be granted during any calendar year Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value on the date the Stock Award is granted covering more than one million (1,000,000) shares of Common Stock.

4.

(e) Source of Shares.  The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the market or otherwise.

4. Eligibility.

(a) Eligibility for Specific Stock Awards.  Incentive Stock Options may be granted only to employees of the Company or a parent corporation or subsidiary corporation (as such terms are defined in Sections 424(e) and (f) of the Code).  Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

(b) Ten Percent Stockholders.  A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

(c) Consultants.   A Consultant shall be eligible for the grant of a Stock Award only if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, because the Consultant is a natural person, or because of any other rule governing the use of Form S-8.

5. Option Provisions.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, then the Option shall be a Nonstatutory Stock Option. The provisions of separate Options need not be identical; provided, however, that each Option Agreement shall include (through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

(a) Term.  Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option shall be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Option Agreement.

(b) Exercise Price.  Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise price of each Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.  Notwithstanding the foregoing, an Option may be granted with an exercise price lower than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option if such Option is granted pursuant to an assumption of or substitution for another option in a manner consistent with the provisions of Section 424(a) of the Code (whether or not such options are Incentive Stock Options).

5.

(c) Consideration.  The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below.  The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment.  The methods of payment permitted by this Section 6(c) are:

(i) by cash, check, bank draft or money order payable to the Company;

(ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, further, that shares of Common Stock will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (A) shares are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations;  or

(v) in any other form of legal consideration that may be acceptable to the Board.

(d) Transferability of Options.  The Board may, in its sole discretion, impose such limitations on the transferability of Options as the Board shall determine.  In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options shall apply:

(i) Restrictions on Transfer.  An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder; provided, however, that the Board may, in its sole discretion, permit transfer of the Option in a manner consistent with applicable tax and securities laws upon the Optionholder’s request.

(ii) Domestic Relations Orders.  Notwithstanding the foregoing, an Option may be transferred pursuant to a domestic relations order, provided, however, that an Incentive Stock Option may be deemed to be a Nonqualified Stock Option as a result of such transfer.

6.

(iii) Beneficiary Designation.  Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be the beneficiary of an Option with the right to exercise the Option and receive the Common Stock or other consideration resulting from an Option exercise.

(e) Vesting Generally.  The total number of shares of Common Stock subject to an Option may vest and therefore become exercisable in periodic installments that may or may not be equal.  The Option may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate.  The vesting provisions of individual Options may vary.  The provisions of this Section 5(e) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

(f) Termination of Continuous Service.  Except as otherwise provided in the applicable Option Agreement or other agreement between the Optionholder and the Company, in the event that an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement.  If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(g) Extension of Termination Date.  Unless otherwise provided in an Optionholder’s Option Agreement, if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon a Change in Control or the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of a period equal to the post-termination exercise period described in Section 5(f), 5(h) or 5(i) after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option as set forth in the Option Agreement.  In addition, unless otherwise provided in an Optionholder’s Option Agreement, if the sale of the Common Stock received upon exercise of an Option following the termination of the Optionholder’s Continuous Service (other than upon a Change in Control or the Optionholder’s death or Disability) would violate the Company’s insider trading policy, then the Option shall terminate on the earlier of (i) the expiration of a period equal to the post-termination exercise period described in Section 5(f), 5(h) or 5(i) above after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of the Company’s insider trading policy, (ii) the 15th day of the third month after the date on which the Option would cease to be exercisable but for this Section 5(g), or such longer period as would not cause the Option to become subject to Section 409A(a)(1) of the Code; or (iii) the expiration of the term of the Option as set forth in the Option Agreement.

7.

(h) Disability of Optionholder.  In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement.  If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(i) Death of Optionholder. In the event that (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated as the beneficiary of the Option upon the Optionholder’s death, but only within the period ending on the earlier of (A) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (B) the expiration of the term of such Option as set forth in the Option Agreement.  If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.  If the Optionholder designates a third party beneficiary of the Option in accordance with Section 5(d)(iii), then upon the death of the Optionholder such designated beneficiary shall have the sole right to exercise the Option and receive the Common Stock or other consideration resulting from an Option exercise.

(j) Non-Exempt Employees.  No Option granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act shall be first exercisable for any shares of Common Stock until at least six (6) months following the date of grant of the Option.  The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option will be exempt from his or her regular rate of pay.

6. Provisions of Stock Awards other than Options.

(a) Restricted Stock Awards.  Each Restricted Stock Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board.  The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical; provided, however, that each Restricted Stock Award Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

8.

(i) Consideration.  A Restricted Stock Award may be awarded in consideration for (A) past or future services actually or to be rendered to the Company or an Affiliate, or (B) any other form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(ii) Vesting.  Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Participant’s Continuous Service.  In the event a Participant’s Continuous Service terminates, the Company may receive via a forfeiture condition, any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv) Transferability.  Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(b) Restricted Stock Unit Awards.  Each Restricted Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical; provided, however, that each Restricted Stock Unit Award Agreement shall include (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i) Consideration.  At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(ii) Vesting.  At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii) Payment.  A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv) Additional Restrictions.  At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

9.

(v) Dividend Equivalents.  Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.  At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board.  Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi) Termination of Participant’s Continuous Service.  Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(vii) Compliance with Section 409A of the Code.   Notwithstanding anything to the contrary set forth herein, any Restricted Stock Unit Award granted under the Plan that is not exempt from the requirements of Section 409A of the Code shall contain such provisions so that such Restricted Stock Unit Award will comply with the requirements of Section 409A of the Code.  Such restrictions, if any, shall be determined by the Board and contained in the Restricted Stock Unit Award Agreement evidencing such Restricted Stock Unit Award.

(c) Stock Appreciation Rights.  Each Stock Appreciation Right Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  Stock Appreciation Rights may be granted as stand-alone Stock Awards or in tandem with other Stock Awards.  The terms and conditions of Stock Appreciation Right Agreements may change from time to time, and the terms and conditions of separate Stock Appreciation Right Agreements need not be identical; provided, however, that each Stock Appreciation Right Agreement shall include (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i) Term.  No Stock Appreciation Right shall be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Stock Appreciation Right Agreement.

(ii) Strike Price. Each Stock Appreciation Right will be denominated in shares of Common Stock equivalents.  The strike price of each Stock Appreciation Right shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock equivalents subject to the Stock Appreciation Right on the date of grant.

(iii) Calculation of Appreciation.  The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right, and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (B) the strike price that will be determined by the Board at the time of grant of the Stock Appreciation Right.

10.

(iv) Vesting.  At the time of the grant of a Stock Appreciation Right, the Board may impose such restrictions or conditions to the vesting of such Stock Appreciation Right as it, in its sole discretion, deems appropriate.

(v) Exercise.  To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(vi) Payment.  The appreciation distribution in respect to a Stock Appreciation Right may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(vii) Termination of Continuous Service.  In the event that a Participant’s Continuous Service terminates, the Participant may exercise his or her Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Stock Appreciation Right as of the date of termination) but only within such period of time ending on the earlier of (A) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the Stock Appreciation Right Agreement), or (B) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement.  If, after termination, the Participant does not exercise his or her Stock Appreciation Right within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

(viii) Compliance with Section 409A of the Code.   Notwithstanding anything to the contrary set forth herein, any Stock Appreciation Rights granted under the Plan that are not exempt from the requirements of Section 409A of the Code shall contain such provisions so that such Stock Appreciation Rights will comply with the requirements of Section 409A of the Code.  Such restrictions, if any, shall be determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(d) Performance Awards.

(i) Performance Stock Awards.  A Performance Stock Award is a Stock Award that may be granted, may vest, or may be exercised based upon the attainment during a Performance Period of certain Performance Goals.  A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee in its sole discretion.  The maximum number of shares that may be granted to any Participant in a calendar year attributable to Stock Awards described in this Section 6(d)(i) shall not exceed one million (1,000,000) shares of Common Stock.  In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

11.

(ii) Performance Cash Awards.  A Performance Cash Award is a cash award that may be granted upon the attainment during a Performance Period of certain Performance Goals.  A Performance Cash Award may also require the completion of a specified period of Continuous Service.  The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee in its sole discretion.  The maximum value that may be granted to any Participant in a calendar year attributable to cash awards described in this Section 6(d)(i) shall not exceed three million dollars ($3,000,000). The Board may provide for or, subject to such terms and conditions as the Board may specify, may permit a Participant to elect for, the payment of any Performance Cash Award to be deferred to a specified date or event.  The Committee may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.   In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that Common Stock authorized under this Plan may be used in payment of Performance Cash Awards, including additional shares in excess of the Performance Cash Award as an inducement to hold shares of Common Stock.

(e) Other Stock Awards.  Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6.  Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7. Covenants of the Company.

(a) Availability of Shares.  During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock reasonably required to satisfy such Stock Awards.

(b) Securities Law Compliance.  The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award.  If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

12.

(c) No Obligation to Notify.  The Company shall have no duty or obligation to any holder of a Stock Award to advise such holder as to the time or manner of exercising such Stock Award.  Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised.  The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.

8. Miscellaneous.

(a) Use of Proceeds from Sales of Common Stock.  Proceeds from the sale of shares of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

(b) Corporate Action Constituting Grant of Stock Awards.  Corporate action constituting a grant by the Company of a Stock Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant.

(c) Stockholder Rights.  No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has exercised the Stock Award pursuant to its terms and the Participant shall not be deemed to be a stockholder of record until the issuance of the Common Stock pursuant to such exercise has been entered into the books and records of the Company.

(d) No Employment or Other Service Rights.  Nothing in the Plan, any Stock Award Agreement or other instrument executed thereunder or in connection with any Award granted pursuant to the Plan shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e) Incentive Stock Option $100,000 Limitation.  To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

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(f) Investment Assurances.  The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock.  The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.  The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(g) Withholding Obligations.  Unless prohibited by the terms of a Stock Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii)  withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; or (iv) by such other method as may be set forth in the Award Agreement.

(h) Electronic Delivery.  Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s intranet.

(i) Deferrals.  To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants.  Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee.  The Board is authorized to make deferrals of Stock Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of employment or retirement, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

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(j) Compliance with Section 409A of the Code.  To the extent that the Board determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code.  To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date.  Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Board determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Board may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Board determines are necessary or appropriate to (i) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (ii) comply with the requirements of Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date.

9. Adjustments upon Changes in Common Stock; Other Corporate Events.

(a) Capitalization Adjustments.  In the event of a Capitalization Adjustment, the Board shall appropriately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(d), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 3(d) and 6(d)(i) , and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards.  The Board shall make such adjustments, and its determination shall be final, binding and conclusive.

(b) Dissolution or Liquidation.  Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to the Company’s right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase option may be repurchased by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction.   The following provisions shall apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award.

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(i) Stock Awards May Be Assumed.  Except as otherwise stated in the Stock Award Agreement, in the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Stock Awards outstanding under the Plan or may substitute similar stock awards for Stock Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction.  A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of a Stock Award or substitute a similar stock award for only a portion of a Stock Award.  The terms of any assumption, continuation or substitution shall be set by the Board in accordance with the provisions of Section 2.

(ii) Stock Awards Held by Current Participants.  Except as otherwise stated in the Stock Award Agreement, in the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Stock Awards (and, with respect to Options and Stock Appreciation Rights, the time at which such Stock Awards may be exercised) shall  be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and such Stock Awards shall terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall lapse (contingent upon the effectiveness of the Corporate Transaction).

(iii) Stock Awards Held by Persons other than Current Participants.  Except as otherwise stated in the Stock Award Agreement, in the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Stock Awards shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(iv) Payment for Stock Awards in Lieu of Exercise.  Notwithstanding the foregoing, in the event a Stock Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Stock Award may not exercise such Stock Award but will receive a payment, in such form as may be determined by the Board, equal in value to the excess, if any, of (A) the value of the property the holder of the Stock Award would have received upon the exercise of the Stock Award (including, at the discretion of the Board, any unvested portion of such Stock Award), over (B) any exercise price payable by such holder in connection with such exercise.

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(d) Change in Control.  A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration shall occur.

10. Termination or Suspension of the Plan.

(a) Plan Term.  Unless sooner terminated by the Board pursuant to Section 2, the Plan shall automatically terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier.  No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights.  Termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

11. Effective Date of Plan.

This Plan shall become effective on the Effective Date.

12. Choice of Law.

The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

13. Definitions.   As used in the Plan, the definitions contained in this Section 13 shall apply to the capitalized terms indicated below:

(a) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act.  The Board shall have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(b) “Award” means a Stock Award or a Performance Cash Award.

(c) “Board” means the Board of Directors of the Company.

(d) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company.  Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.

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(e)   “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction.  Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur, except for a liquidation into a parent corporation;

(iv) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

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(v) individuals who, on the date this Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

For the avoidance of doubt, the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(f)  “Code” means the Internal Revenue Code of 1986, as amended.

(g)  “Committee” means a committee of one (1) or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(h) “Common Stock” means the common stock of the Company.

(i) “Company” means Website Pros, Inc., a Delaware corporation.

(j) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services.  However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a “Consultant” for purposes of the Plan.

(k) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated.  A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service.  For example, a change in status from an employee of the Company to a consultant to an Affiliate or to a Director shall not constitute an interruption of Continuous Service.  To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.  Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

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(l) “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii) the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(m) “Covered Employee” shall have the meaning provided in Section 162(m)(3) of the Code and the regulations promulgated thereunder.

(n) “Director” means a member of the Board.

(o) “Disability” means, with respect to a Participant,  the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, as provided in Section 22(e)(3) and 409A(a)(2)(c)(i) of the Code.

(p) “Effective Date” means the effective date of this Plan document, which is the date of the annual meeting of stockholders of the Company held in 2008 provided this Plan is approved by the Company’s stockholders at such meeting.

(q) “Employee” means any person employed by the Company or an Affiliate.  However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

(r) “Entity” means a corporation, partnership, limited liability company or other entity.

(s) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

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(t) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date of the Plan as set forth in Section 11, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

(u)  “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date in question, as reported in The Wall Street Journal or such other source as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price (or closing bid if no sales were reported) for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price (or closing bid if no sales were reported) on the last preceding date for which such quotation exists.

(ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith.

(v) “Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(w) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K ”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(x) “Nonstatutory Stock Option” means any option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

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(y) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(z) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(aa) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant.  Each Option Agreement shall be subject to the terms and conditions of the Plan.

(bb) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if permitted under the terms of this Plan, such other person who holds an outstanding Option.

(cc) “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

(dd) “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant.  Each Other Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(ee) “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(ff) “Own,” “Owned,” “Owner,” “Ownership” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(gg) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(hh) “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(d)(ii).

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(ii) “Performance Criteria” means the one or more criteria that the Board shall select for purposes of establishing the Performance Goals for a Performance Period.  The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, the following: (i) earnings per share; (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity; (vi) return on assets, investment, or capital employed; (vii) operating margin; (viii) gross margin; (ix) operating income; (x) net income (before or after taxes); (xi) net operating income; (xii) net operating income after tax; (xiii) pre-tax profit; (xiv) operating cash flow; (xv) sales or revenue targets; (xvi) increases in revenue or product revenue; (xvii) expenses and cost reduction goals; (xviii) improvement in or attainment of working capital levels; (xix) economic value added (or an equivalent metric); (xx) market share; (xxi) cash flow; (xxii) cash flow per share; (xxiii) share price performance; (xxiv) debt reduction; (xxv) implementation or completion of projects or processes; (xxvi) customer satisfaction; (xxvii) stockholders’ equity; and (xxviii) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board.  Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.  The Board shall, in its sole discretion, define the manner of calculating the Performance Criteria it selects to use for such Performance Period.

(jj) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria.  Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices.  At the time of the grant of any Award, the Board is authorized to determine whether, when calculating the attainment of Performance Goals for a Performance Period: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; and (v) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles.  In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals.

(kk)  “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash Award.  Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(ll) “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(d)(i).

(mm) “Plan” means this Website Pros, Inc. 2008 Equity Incentive Plan.

(nn) “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(oo) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant.  Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.

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(pp) “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(qq) “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant.  Each Restricted Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.

(rr)  “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(ss) “Securities Act” means the Securities Act of 1933, as amended.

(tt) “Stock Appreciation Right” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 6(c).

(uu) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant.  Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.

(vv) “Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

(ww) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant.  Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(xx)  “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital) of more than fifty percent (50%).

(yy)  “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

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